UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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PINNACLE ENTERTAINMENT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PINNACLE ENTERTAINMENT, INC.

3800 HOWARD HUGHES PARKWAY

LAS VEGAS, NV 89109

April 4, 2005

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Pinnacle Entertainment, Inc. (the “Company”), to be held at the Four Seasons Hotel at 3960 Las Vegas Boulevard South, Las Vegas, Nevada 89119 on Tuesday, May 3, 2005, at 10 a.m. local time.

At the annual meeting, you will be asked to consider and vote upon three matters: first, the election of eight directors to serve for the coming year on the Company’s Board of Directors; second, a proposal to approve a new stock option and performance award plan to help the Company continue to recruit, retain and motivate talented management personnel; and third, a proposal to approve and adopt an amendment to the Company’s Restated Certificate of Incorporation that increases the total number of authorized shares of Common Stock of the Company from 80,000,000 shares to 100,000,000 shares. Accompanying this letter is the formal Notice of Annual Meeting, Proxy Statement and Proxy Card relating to the annual meeting. The Proxy Statement contains important information concerning the directors to be elected at the annual meeting, the new stock option and performance award plan, and the amendment to the Company’s Restated Certificate of Incorporation, all of which we would like you to approve.

Your vote is very important regardless of how many shares you own. We hope you can attend the annual meeting in person. However, whether or not you plan to attend the annual meeting, please complete, sign, date and return the Proxy Card in the enclosed envelope. If you attend the annual meeting, you may vote in person if you wish, even though you may have previously returned your Proxy Card.

Sincerely,

Daniel R. Lee

Chairman of the Board of Directors

and Chief Executive Officer

PINNACLE ENTERTAINMENT, INC.

3800 HOWARD HUGHES PARKWAY

LAS VEGAS, NEVADA 89109

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 3, 2005

TO THE STOCKHOLDERS OF PINNACLE ENTERTAINMENT, INC.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Pinnacle Entertainment, Inc., a Delaware corporation (“Pinnacle” or the “Company”), will be held on Tuesday, May 3, 2005, at 10 a.m. local time, at the Four Seasons Hotel at 3960 Las Vegas Boulevard South, Las Vegas, Nevada 89119 and at any adjournments or postponements thereof (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders will be asked to consider and vote upon:

1.	The election of eight directors to serve on the Company’s Board of Directors for the coming year, each to hold office until the next annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified);

2.	The approval of the Company’s 2005 Equity and Performance Incentive Plan pursuant to which the Company may grant options, stock appreciation rights, restricted stock, performance awards, other stock unit awards and dividend equivalents with respect to a maximum of 3,000,000 shares of the Company’s common stock, plus certain shares subject to awards granted under specified existing plans and arrangements, and pursuant to which the Company may settle or pay certain awards in cash or equity;

3.	The approval and adoption of an amendment to the Company’s Restated Certificate of Incorporation that increases the total authorized number of shares of Common Stock of the Company from 80,000,000 to 100,000,000 shares; and

4.	Such other business as may properly come before the Annual Meeting or before any adjournments or postponements thereof.

Information regarding the eight board nominees, the 2005 Equity and Performance Incentive Plan and the proposed amendment to the Company’s Restated Certificate of Incorporation is contained in the accompanying Proxy Statement, which you are urged to read carefully. A full copy of the Company’s 2005 Equity and Performance Incentive Plan is attached as Appendix A to such Proxy Statement and a full copy of the proposed amendment to the Company’s Restated Certificate of Incorporation is attached as Appendix B to such Proxy Statement.

Only holders of record of the Company’s Common Stock at the close of business on March 30, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Your vote is very important. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

BY ORDER OF THE BOARD OF DIRECTORS

John A. Godfrey

Secretary

Las Vegas, Nevada

April 4, 2005

PINNACLE ENTERTAINMENT, INC.

3800 HOWARD HUGHES PARKWAY

LAS VEGAS, NEVADA 89109

PROXY STATEMENT RELATING TO

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 3, 2005

This Proxy Statement is being furnished to the stockholders of Pinnacle Entertainment, Inc., a Delaware corporation (“Pinnacle” or the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting of the Company’s stockholders to be held on Tuesday, May 3, 2005, at 10 a.m. local time, at the Four Seasons Hotel at 3960 Las Vegas Boulevard South, Las Vegas, Nevada 89119, and at any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, holders of the Company’s Common Stock, $0.10 par value per share (“Pinnacle Common Stock”), will be asked to vote upon: (i) the election of eight directors to serve on the Company’s Board of Directors for the coming year, each to hold office until the next annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified), (ii) the approval of the Company’s 2005 Equity and Performance Incentive Plan (the “2005 Equity and Performance Incentive Plan”), (iii) the approval and adoption of an amendment to the Company’s Restated Certificate of Incorporation that increases the total number of authorized shares of Common Stock of the Company from 80,000,000 shares to 100,000,000 shares (the “Charter Amendment”), and (iv) any other business that properly comes before the Annual Meeting.

This Proxy Statement and the accompanying Proxy Card are first being mailed to the Company’s stockholders on or about April 6, 2005. The address of the principal executive offices of the Company is 3800 Howard Hughes Parkway, Las Vegas, Nevada 89109.

ANNUAL MEETING

Record Date; Outstanding Shares; Quorum

Only holders of record of Pinnacle Common Stock at the close of business on March 30, 2005 (the “Record Date”) will be entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 40,501,605 shares of Pinnacle Common Stock outstanding and entitled to vote, held of record by 2,703 stockholders. One-third, or 13,500,535, of these shares, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting, other than the vote upon the approval of the 2005 Equity and Performance Incentive Plan, with respect to which a majority of the shares of Pinnacle Common Stock outstanding and entitled to vote, or 20,250,803 shares, present in person or represented by proxy, will constitute a quorum. Each of the Company’s stockholders is entitled to one vote for each share of Pinnacle Common Stock held as of the Record Date.

Voting of Proxies; Votes Required

Stockholders are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. All properly executed, returned and unrevoked Proxy Cards will be voted in accordance with the instructions indicated thereon. Executed but unmarked Proxy Cards will be voted “FOR” the election of each director nominee listed on the Proxy Card, “FOR” the approval of the 2005 Equity and Performance Incentive Plan and “FOR” the approval and adoption of the Charter Amendment. The Company’s Board of Directors does not presently intend to bring any business before the Annual Meeting other than that referred to in this Proxy Statement and specified in the Notice of the Annual Meeting. By signing the Proxy Cards, stockholders confer discretionary authority on the proxies (who are persons designated by the Board of Directors) to vote all shares covered by the Proxy Cards in their discretion on any other matter that may properly come before the Annual Meeting, including any motion made for adjournment of the Annual Meeting.

Any stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by (i) filing a written revocation with, or delivering a duly executed proxy bearing a later date to, the Secretary of the Company, 3800 Howard Hughes Parkway, Las Vegas, Nevada 89109, or (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Elections of directors are determined by a plurality of shares of Pinnacle Common Stock represented in person or by proxy and voting at the Annual Meeting. The proposal to approve the 2005 Equity and Performance Incentive Plan requires approval by the affirmative vote of a majority of the votes cast “FOR”, “AGAINST” or “ABSTAIN” with respect to the proposal in person or by proxy and entitled to vote at the Annual Meeting, provided that the total votes cast on the proposal represents more than 50% of all shares entitled to vote on the proposal. The proposal to approve and adopt the Charter Amendment requires approval by the affirmative vote of the holders of a majority of the issued and outstanding shares of Pinnacle Common Stock entitled to vote at the Annual Meeting.

Abstentions; Broker Non-Votes; Withheld Votes

A stockholder may vote to “ABSTAIN” on any proposal that may properly come before the Annual Meeting other than the election of directors. If a stockholder votes to “ABSTAIN,” such stockholder’s shares will be considered present at the Annual Meeting for purposes of determining a quorum on all matters and will be considered entitled to vote, but will not be considered to be a vote cast with respect to such matters, other than the proposal to approve the 2005 Equity and Performance Incentive Plan. According to NYSE rules, a vote to “ABSTAIN” on the approval of the plan will be considered as a vote cast with respect to such matter, and will have the same effect as a vote “AGAINST” the proposal. In addition, in the election of directors, a stockholder may withhold such stockholder’s vote. Withheld votes will be excluded from the vote and will have no effect on the outcome of such election.

If an executed proxy is returned by a broker holding shares in street name that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for the purposes of determining quorum on all matters, but will not be considered entitled to vote on such matter or matters. As such, broker non-votes will have no effect on the proposal to approve the 2005 Equity and Performance Incentive Plan, unless the votes otherwise cast on the proposal constitute less than over 50% of all shares entitled to vote on the proposal, and broker non-votes will have no effect on the outcome of the election of directors.

Because the Charter Amendment requires approval and adoption by the affirmative vote of the holders of a majority of the issued and outstanding shares of Pinnacle Common Stock entitled to vote on the proposal, abstentions and broker non-votes will have the same effect as negative votes on the proposal to approve and adopt the Charter Amendment.

Appraisal and Dissenters’ Rights

Under Delaware law, stockholders are not entitled to appraisal or dissenters’ rights with respect to the proposals presented in this Proxy Statement.

Solicitation of Proxies and Expenses

The Company will bear the cost of the solicitation of proxies from its stockholders in the enclosed form. The directors, officers and employees of the Company may solicit proxies by mail, telephone, telegram, letter, facsimile or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders forward copies of the Proxy Statement and other soliciting materials to persons for whom they hold shares of Pinnacle Common Stock and request authority for the exercise of proxies. In such cases, the Company will reimburse such record holders for their reasonable expenses. In addition, the Company has retained D.F. King & Co., Inc. to assist in the solicitation of proxies. The estimated total cost for such record holder, broker expenses and D.F. King fees is $25,000.

PROPOSAL 1

ELECTION OF DIRECTORS

(Item No. 1 on Proxy Card)

At the Annual Meeting, holders of Pinnacle Common Stock will be asked to vote on the election of eight directors who will constitute the full Board of Directors of the Company. The eight nominees receiving the highest number of votes from holders of shares of Pinnacle Common Stock represented and voting at the Annual Meeting will be elected to the Board of Directors. Broker non-votes will not be counted as voting at the meeting and therefore will not have an effect on the election of the nominees listed below. Withheld votes will also have no effect on the election of the nominees.

Each director elected will hold office until the next annual meeting of stockholders (and until his successor shall have been duly elected and qualified). All of the nominees listed below currently serve on the Board of Directors of the Company.

General

Each proxy received will be voted for the election of the persons named below, unless the stockholder signing such proxy withholds authority to vote for one or more of these nominees in the manner described in the proxy. Although it is not contemplated that any nominee named below will decline or be unable to serve as a director, in the event any nominee declines or is unable to serve as a director, the proxies will be voted by the proxy holders for a substitute nominee as directed by the Board of Directors.

There are no family relationships between any director, nominee or executive officer and any other director, nominee or executive officer of the Company. There are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he has been or will be selected as a director and/or executive officer of the Company (other than arrangements or understandings with any such director, nominee and/or executive officer acting in his capacity as such). See “—Information Regarding the Director Nominees.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF ALL OF THE NOMINEES LISTED BELOW.

Information Regarding the Director Nominees

The following table lists the persons nominated by the Board of Directors for election as directors of the Company and provides their ages and current positions with the Company. Each of the nominees named below is currently a director of the Company and each was elected at last year’s annual meeting of stockholders. Biographical information for each nominee is provided below.

Name	Age	Position with the Company
Daniel R. Lee (a)	48	Chairman of the Board of Directors and Chief Executive Officer

John V. Giovenco (b)(c)	68	Director

Richard J. Goeglein (d)	70	Director

Bruce A. Leslie (b)	54	Director

James L. Martineau (c)(d)	64	Director

Michael Ornest (b)	47	Director

Timothy J. Parrott (a)(c)	57	Director

Lynn P. Reitnouer (a)(d)	72	Director

(a)	Member of the Executive Committee

(b)	Member of the Audit Committee

(c)	Member of the Corporate Governance and Nominating Committee

(d)	Member of the Compensation Committee

Mr. Lee has been the Company’s Chairman of the Board of Directors and Chief Executive Officer since April 2002; owner of LVMR, LLC (developer of casino hotels) from 2001 to 2002; Chief Financial Officer and Senior Vice President of HomeGrocer.Com, Inc. (internet grocery service) from 1999 until the sale of the company in 2000; Chief Financial Officer, Treasurer and Senior Vice President of Finance and Development of Mirage Resorts, Incorporated (major operator and developer of casino resorts) from 1992 to 1999; Director-Equity Research of CS First Boston from 1990 to 1992; and held various positions to Managing Director of Drexel Burham Lambert from 1980 to 1990.

Mr. Giovenco has been one of the Company’s Directors since February 2003; Director, Great Western Financial Corporation from 1983 to 1997; President and Chief Operating Officer, Sheraton Hotels Corporation 1993; Director, Hilton Hotels Corporation from 1980 to 1992; President and Chief Operating Officer, Hilton Gaming Corporation from 1985 to 1992; Executive Vice President-Finance, Hilton Hotels Corporation from 1980 to 1992; Chief Financial Officer, Hilton Hotels Corporation from 1974 to 1985; Chief Financial Officer, Hilton Gaming Corporation from 1972 to 1974; and Partner, Harris, Kerr, Forster, Certified Public Accountants (predecessor firm to PKF International) from 1967 to 1971.

Mr. Goeglein has been one of the Company’s Directors since December 2003 and was a Director of the Company from 1997 to 1998; Owner and Managing Member, Evening Star Hospitality, LLC (acquiror, developer and operator of non-gaming resort properties) since 2002; President and Chief Operating Officer, Holiday Corporation (the parent company of Holiday Inns, Harrah’s Hotels and Casinos, Hampton Inns and Embassy Suites) from 1984 to 1987; Executive Vice President and Director, Holiday Corporation from 1978 to 1984; President and Chief Executive Officer, Harrah’s Hotels and Casinos from 1980 to 1984; and Director, Boomtown, Inc. from 1992 to 1997. Mr. Goeglein served as President from 1997 and Chief Executive Officer from 2000 of Aladdin Gaming, LLC and Aladdin Gaming Holdings, LLC (developer and operator of the Aladdin Resort & Casino in Las Vegas, Nevada), in each case until September 21, 2001; Aladdin Gaming, LLC filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code on September 28, 2001.

Mr. Leslie has been one of the Company’s Directors since October 2002; Of Counsel, Beckley, Singleton (law firm) from December 2003 to the present; Partner, Leslie & Campbell (law firm) from 2001 to 2003; Partner, Bernhard & Leslie (law firm) from 1996 to 2001; Partner, Beckley, Singleton from 1986 to 1996; and Partner, Vargas & Bartlett (law firm) from 1979 to 1986.

Mr. Martineau has been one of the Company’s Directors since May 1999; President and Founder, Viracon, Inc. (flat glass fabricator) from 1970 to 1996; Executive Vice President, Apogee Enterprises, Inc. (a glass design and development corporation that acquired Viracon, Inc. in 1973) from 1996 to 1998; Director, Apogee Enterprises, Inc. since 1973; Director, Northstar Photonics (telecommunications business) from 1998 to 2002; Chairman, Genesis Portfolio Partners, LLC (start-up company development) since August 1998; Director, Borgen Systems since 1994; and Trustee, Owatonna Foundation since 1973.

Mr. Ornest has been one of the Company’s Directors since October 1998; private investor since 1983; Director of the Ornest Family Partnership since 1983; Director of the Ornest Family Foundation since 1993; Director of the Toronto Argonauts Football Club from 1988 to 1990; President of the St. Louis Arena and Vice President of the St. Louis Blues Hockey Club from 1983 to 1986; and Managing Director of the Vancouver Canadians Baseball Club, Pacific Coast League from 1979 to 1980.

Mr. Parrott has been one of the Company’s Directors since June 1997; Consultant to the Company from November 1998 to 2001; Chairman of the Board and Chief Executive Officer, On Stage Entertainment (entertainment production company) since October 2000, President, October 2000 to January 2002; Chairman of

the Board and Chief Executive Officer, Boomtown, Inc. (gaming operations) from September 1992 to October 1998; President and Treasurer, Boomtown from June 1987 to September 1992; Director, Boomtown, Inc. from 1987 to October 1998; Director, Parrott Investment Company (a family-held investment company with agricultural interests in California) since October 1985, President and Chief Executive Officer from October 1985 to April 1994; and Director, Chronicle Publishing Company from April 1994 to August 2000.

Mr. Reitnouer has been one of the Company’s Directors since 1991; Director, Hollywood Park Operating Company from September 1991 to January 1992; Partner, Crowell Weedon & Co. (stock brokerage) since 1969; Director and Chairman of the Board, COHR, Inc. from 1986 to 1999; Director and Chairman of the Board, Forest Lawn Memorial Parks Association since 1975; and Trustee, University of California Santa Barbara Foundation (and former Chairman) since 1992.

Selection of Nominees for Director

It is the policy of the Board, as set forth in the Company’s Corporate Governance Guidelines, to select director nominees who have achieved success in their personal fields and who demonstrate integrity and high personal and professional ethics, sound business judgment, and willingness to devote the requisite time to their duties as director, and who will contribute to the Company’s overall corporate goals. Board members are evaluated and selected based on their individual merit as well as in the context of the needs of the Board as a whole.

The Corporate Governance and Nominating Committee is responsible for identifying, recruiting and reviewing, and recommending to the Board qualified individuals to be nominated for election or reelection as directors, consistent with the criteria set forth in the Company’s Corporate Governance Guidelines. Depending on the circumstances, the Corporate Governance and Nominating Committee considers candidates recommended by Board members, third parties and, to the extent deemed appropriate, director search firms.

Before recommending to the Board a new or incumbent director for election or reelection, the Corporate Governance and Nominating Committee reviews his or her qualifications, including capability, availability to serve, conflicts of interest, understanding of the gaming industry, finance and other elements relevant to the Company’s business, educational, business and professional background, age and past performance as a Board member (including past attendance at, and participation in, meetings of the Board and its committees and contributions to their activities). The Corporate Governance and Nominating Committee, in conducting such evaluation, may also take into account such other factors as it deems relevant. The Corporate Governance and Nominating Committee also receives disclosures relating to a director’s independence and assists the Board in making determinations as to the independence of the directors. The Corporate Governance and Nominating Committee also conducts an annual review of the composition of the Board as a whole, including whether the Board reflects the appropriate degree of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities, and satisfies the other requirements set forth in the Company’s Corporate Governance Guidelines.

The Corporate Governance and Nominating Committee will consider Board nominee recommendations by stockholders who have beneficially owned more than five percent of the Company’s then-outstanding shares of common stock for at least two consecutive years as of the date of making the proposal and who submit in writing the names and supporting information to the Chair of the Corporate Governance and Nominating Committee at the address of the Company’s principal executive offices. A stockholder recommendation must contain: (a) the name and address of the stockholder making the recommendation, the class and number of shares of the Company’s capital stock owned beneficially by such stockholder, and documentary support that such stockholder satisfies the requisite stock ownership threshold and holding period; and (b) as to the proposed nominee, the name, age, business and residence addresses, principal occupation or employment, number of shares of the Company’s common stock held by the nominee, resume, information that would be required in a proxy statement soliciting proxies for the election of such nominee, and a signed consent of the nominee to serve as a director, if nominated and elected. In order to be considered, a stockholder recommendation for nomination with respect to an upcoming annual meeting of stockholders must be received by the Chair of the Corporate Governance and Nominating Committee no later than the 120th calendar day before the first anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting, with certain exceptions that are set forth in the Company’s Corporate Governance Guidelines.

The Company’s policies and procedures regarding the selection of director nominees are described in greater detail in the Company’s Corporate Governance Guidelines and the Charter of the Corporate Governance and Nominating Committee, which are available on the Company’s website at www.pnkinc.com. In addition, printed copies of such Corporate Governance Guidelines and Charter are available upon written request to Investor Relations, Pinnacle Entertainment, Inc., 3800 Howard Hughes Parkway, Las Vegas, Nevada 89109.

As contrasted to a stockholder recommendation of a nominee for consideration by the Company’s Corporate Governance and Nominating Committee, stockholders who wish to nominate directors at future annual meetings must comply with the applicable provisions of the Company’s Bylaws, as described in this Proxy Statement under the caption “Stockholder Proposals for the Next Annual Meeting.”

The Board has determined that, other than Mr. Lee, who is Chairman and Chief Executive Officer of the Company, each nominee is an independent director as defined by the Corporate Governance Rules of the NYSE. In making this determination, the Board took into account the fact that a law firm of which Mr. Leslie is “of counsel” performed a small amount of legal services for the Company, that Mr. Reitnouer is a partner at Crowell Weedon & Co., which acted as one of the syndicate members underwriting the Company’s 2004 equity offerings and which purchases shares on behalf of the Company pursuant to its directors deferred compensation plan, and that Mr. Parrott is chief executive officer and a shareholder of a corporation that has occasionally provided entertainers who perform at various of the Company’s casinos. In each case, the Board concluded that the nature and scope of these relationships did not preclude a finding of independence under the applicable NYSE rules and were otherwise immaterial in that such relationships would not interfere with the nominee’s exercise of independent judgment in his service as a director.

The directors nominated by the Board of Directors for election at the Annual Meeting were recommended by the Corporate Governance and Nominating Committee.

Communications with Directors

Stockholders wishing to communicate directly with the Board of Directors, the Chairman of the Board, the Chair of any committee, or the non-management directors as a group about matters of general interest to stockholders are welcome to do so by writing the Company’s Secretary at 3800 Howard Hughes Parkway, Las Vegas, Nevada 89109. The Secretary will forward these communications as directed.

Executive Sessions of the Board and the Presiding Director

The Company’s non-management directors will meet in executive session, as required by the Company Corporate Governance Guidelines. The Chair of the Audit Committee, currently Mr. Giovenco, will preside at these executive sessions. If the non-management directors include directors who are not independent for NYSE purposes, the independent directors will meet in executive session at least once a year. Any non-management director may request that an executive session of the non-management members of the Board be scheduled. Following such meetings, the Chair of the Audit Committee (or other designated director) will discuss with the Chairman of the Board and the Chief Executive Officer, to the extent appropriate, matters emanating from the executive sessions.

Code of Ethical Business Conduct

The Company has adopted a Code of Ethical Business Conduct, a code of ethics that applies to all of the Company’s directors, officers and employees, including the Company’s Chief Executive Officer and Chief

Financial Officer. The Code of Ethical Business Conduct is publicly available on the Company’s website at www.pnkinc.com and in print upon written request to Investor Relations, Pinnacle Entertainment, Inc., 3800 Howard Hughes Parkway, Las Vegas, Nevada 89109. Any substantive amendments to the Code of Ethical Business Conduct or grant of any waiver to the Chief Executive Officer and the Chief Financial Officer from any provision of the code will be disclosed on the Company’s website or in a report on Form 8-K.

Board Meetings, Board Committees and Director Compensation

The full Board of Directors of the Company had 12 formal meetings in 2004 and acted by unanimous written consent on one occasion. During 2004, each incumbent director of the Company, attended at least 75% of the meetings of the Board of Directors and the Committees of the Board on which he served.

Although the Company has no formal policy with regard to Board members’ attendance at its annual meetings of stockholders, it is customary for the Company’s directors to attend. All of the Company’s directors attended the Company’s 2004 Annual Meeting of Stockholders.

The Company has a standing Executive Committee, which is chaired by Mr. Lee and currently consists of Messrs. Lee, Reitnouer, and Parrott. The Executive Committee has and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company to the fullest extent authorized by Delaware law. During 2004, the Executive Committee had five formal meetings and acted by unanimous written consent on nine occasions.

The Company has a standing Audit Committee, which is chaired by Mr. Giovenco and currently consists of Messrs. Giovenco, Ornest and Leslie. Among its functions, the Audit Committee is: (i) to be directly responsible for the appointment, compensation, retention and oversight of the work of any independent public accounting firm engaged to audit the Company’s financial statements or to perform other audit, review or attest services for the Company; (ii) to discuss with the independent auditors their independence; (iii) to review and discuss with the Company’s independent auditors and management the Company’s audited financial statements; and (iv) to recommend to the Company’s Board of Directors whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the previous fiscal year for filing with the SEC.

Messrs. Giovenco, Ornest and Leslie are independent as that term is defined in Rule 303A.02 of the NYSE listing standards and Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934, as amended. The Board has determined that Mr. Giovenco is an “audit committee financial expert” as defined by SEC rules based upon, among other things, his accounting background and his having served as the chief financial officer of a large public company involved in the gaming industry. The Audit Committee met eight times in 2004.

The Company has a standing Compensation Committee, which is chaired by Mr. Reitnouer and currently consists of Messrs. Reitnouer, Goeglein and Martineau. Among its functions, the Compensation Committee is: (i) to determine and approve, either as a committee or together with the Company’s other independent directors, the annual salary and other compensation of the Chief Executive Officer; (ii) to make recommendations to the Board of Directors regarding the compensation of the other four highest-compensated officers of the Company; and (iii) to provide recommendations with respect to, and administer, the Company’s incentive-compensation, stock option and other equity-based compensation plans. The Compensation Committee met seven times in 2004 and acted by unanimous written consent on two occasions.

The Company has a standing Corporate Governance and Nominating Committee, which is chaired by Mr. Martineau and currently consists of Messrs. Martineau, Giovenco and Parrott. Among its functions, the Corporate Governance and Nominating Committee is: (i) to establish procedures for the selection of directors; (ii) to identify, evaluate and recommend to the Board candidates for election or reelection as directors, consistent with criteria set forth in the Company’s Corporate Governance Guidelines; (iii) to develop and recommend to the Board, if appropriate, modifications or additions to the Company’s Corporate Governance Guidelines or other corporate governance policies or procedures; and (iv) to develop procedures for, and oversee, an annual evaluation of the Board and management. Messrs. Martineau, Giovenco and Parrott are independent as that term is defined in the NYSE’s listing standards. The Corporate Governance and Nominating Committee met three times in 2004.

The Board of Directors has adopted a written Charter for each of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee, which are available on the Company’s website at www.pnkinc.com. Printed copies of these documents are available upon written request to Investor Relations, Pinnacle Entertainment, Inc., 3800 Howard Hughes Parkway, Las Vegas, Nevada 89109. A copy of the Charter of the Audit Committee is also attached as Appendix C to this Proxy Statement.

The Company has a standing Compliance Committee which monitors the Company’s compliance with gaming laws in the jurisdictions in which it operates. Messrs. Leslie, Parrott and Reitnouer currently serve on the Company’s Compliance Committee with other Compliance Committee members who are not directors, and on the Compliance Subcommittee of the Board of Directors. The Compliance Subcommittee was instituted to ensure timely notification to the Board of Directors of any material compliance issues, assist the Compliance Committee in performing its duties and supervise the Company’s actions in response to reports received from the Company’s employee hotline.

Each director holds office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, retirement, resignation or removal from office. Directors were entitled to receive an annual retainer of $43,333 in 2004 and are entitled to an annual retainer of $50,000 in 2005. Mr. Lee does not receive this annual retainer. From January 1, 2004 through April 30, 2004, directors (other than Mr. Lee) were entitled to receive $1,500 for each live Board meeting and $1,000 for each telephonic Board meeting attended. In addition, prior to May 1, 2004, members of the Executive Committee (other than Mr. Lee), Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee and directors serving on the Company’s Compliance Committee received an additional $1,000 for each live and telephonic meeting attended, and each chair (other than Mr. Lee), received an additional $3,000 per year to serve in such capacity.

Effective May 1, 2004, directors are entitled to receive $1,500 for each live Board meeting and $500 for each telephonic Board meeting attended. Members of the Executive Committee (other than Mr. Lee), Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee and directors serving on the Company’s Compliance Committee also receive $1,500 for each live committee meeting and $500 for each telephonic meeting attended. In addition, the chair of each such committee (other than Mr. Lee) receives an additional $5,000 per year to serve in such capacity, except for the chair of the Audit Committee who receives $10,000 per year to serve in such capacity.

On May 3, 2004, each director (other than Mr. Lee) was granted 10,000 options, which have a five year vesting period.

Each director may elect to receive the retainer and any fees for meetings attended in cash or in deferred compensation (as cash or stock) under the Company’s Amended and Restated Directors Deferred Compensation Plan as outlined below.

Amended and Restated Directors Deferred Compensation Plan

Participation in the Company’s Amended and Restated Directors Deferred Compensation Plan (the “Directors Plan”) is limited to directors of the Company, and each eligible director may elect to defer all or a portion of his or her annual retainer and any fees for meetings attended. Any such deferred compensation is credited to a deferred compensation account, either in cash or in shares of Pinnacle Common Stock, at each director’s election. The only condition to each director’s receipt of shares credited to his deferred compensation account is cessation of such director’s service as a director of the Company. As of the date the director’s compensation would otherwise have been paid, and depending on the director’s election, the director’s deferred compensation account will be credited with either (i) cash, (ii) the number of full and/or fractional shares of Pinnacle Common Stock obtained by dividing the amount of the director’s compensation for the calendar quarter or month which he elected to defer, by the average of the closing price of Pinnacle Common Stock on the NYSE on the last ten business days of the calendar quarter or month for which such compensation is payable or (iii) a combination of cash and shares of Pinnacle Common Stock as described in clause (i) and (ii) above. Were a director to defer cash compensation, all such amounts credited to the director’s deferred compensation account would bear interest at an amount to be determined from time to time by the Board of Directors.

If a director has elected to receive shares of Pinnacle Common Stock in lieu of his or her retainer and the Company declares a dividend, such director’s deferred compensation account is credited at the end of each calendar quarter with the number of full and/or fractional shares of Pinnacle Common Stock obtained by dividing the dividends which would have been paid on the shares credited to the director’s deferred compensation account by the closing price of Pinnacle Common Stock on the NYSE on the date such dividend was paid. In addition, if the Company declares a dividend payable in shares of Pinnacle Common Stock, the director’s deferred compensation account is credited at the end of each calendar quarter with the number of full and/or fractional shares of Pinnacle Common Stock for such stock dividend.

Participating directors do not have any interest in the cash and/or Pinnacle Common Stock credited to their deferred compensation accounts until distributed in accordance with the Directors Plan, nor do they have any voting rights with respect to such shares until shares credited to their deferred compensation accounts are distributed. The rights of a director to receive payments under the Directors Plan are no greater than the rights of an unsecured general creditor of the Company. Each participating director may elect to have the aggregate amount of cash and shares credited to his or her deferred compensation account distributed to him or her in one lump sum payment or in a number of approximately equal annual installments over a period of time not to exceed fifteen years. The lump sum payment or the first installment will be paid as of the first business day of the calendar quarter immediately following the cessation of the director’s service as a director of the Company. Prior to the beginning of any calendar year, a director may elect to change the method of distribution of any future interests in cash and/or Pinnacle Common Stock credited to his or her deferred compensation account in such calendar year. However, amounts credited to a director’s account prior to the effective date of any such change may not be affected by such change, but rather will be distributed following the cessation of the director’s service in accordance with the director’s election at the time such amounts were originally credited to the director’s deferred compensation account.

The maximum number of shares of Pinnacle Common Stock that can be issued pursuant to the Directors Plan is 275,000 shares, of which 218,990 have been issued. The Company is not required to reserve or set aside funds or shares of Pinnacle Common Stock for the payment of its obligations pursuant to the Directors Plan. The Company is obligated to make available, as and when required, a sufficient number of shares of Pinnacle Common Stock to meet the needs of the Directors Plan. The shares of Pinnacle Common Stock to be issued under the Directors Plan may be either authorized and unissued shares or reacquired shares. Historically, each time shares are credited to directors’ deferred compensation accounts, the Company has purchased an equal number of shares and deposited them into a separate brokerage account established for the Directors Plan.

Amendment, modification or termination of the Directors Plan may not (i) adversely affect any eligible director’s rights with respect to amounts then credited to his or her account or (ii) accelerate any payments or distributions under the Directors Plan (except with regard to bona fide financial hardships).

Compensation Committee Interlocks and Insider Participation

Messrs. Goeglein, Reitnouer and Martineau served on the Compensation Committee in 2004. None of the three members of the Compensation Committee was an officer or employee or former officer or employee of the Company or its subsidiaries and no such member has any interlocking relationships with the Company that are subject to disclosure under the rules of the SEC relating to compensation committees.

Executive Officers

Executive officers serve at the discretion of the Board of Directors, subject to rights, if any, under contracts of employment. See “—Executive Compensation.” The current executive officers of the Company are as follows:

Name	Age	Position with the Company

Daniel R. Lee	48	Chairman of the Board of Directors and Chief Executive Officer

Wade W. Hundley	39	President

Alain Uboldi	58	Chief Operating Officer

Stephen H. Capp	43	Executive Vice President and Chief Financial Officer

John A. Godfrey	55	Executive Vice President, Secretary and General Counsel

Biographical information for Mr. Lee is provided above. See “—Information Regarding the Director Nominees of the Company.”

Mr. Hundley has served as the Company’s President since February 2005; Executive Vice President and Chief Operating Officer of the Company from September 2001 to February 2005; Executive Vice President in the Office of the CEO of Harveys Casino Resorts (gaming operations) from December 2000 through July 2001; and Principal, Colony Capital (private equity investment), June 1993 through November 2000.

Mr. Uboldi has served as the Company’s Chief Operating Officer since February 2005; Regional Vice President and General Manager of the Company’s L’Auberge’ du Lac Hotel & Casino development from February 2004 to February 2005; Vice President and General Manager of the Company’s Belterra Casino Resort property from November 2001 to January 2004; President of A Winning Solution (gaming consulting company) in 2001; and President and Chief Executive Officer of Lady Luck Gaming Corporation (casino gaming company) from 1992 to 2000.

Mr. Capp has served as the Company’s Executive Vice President and Chief Financial Officer since January 2003; Managing Director, Bear, Stearns & Co. Inc. from 1999 to January 2003; Group Head, BancAmerica Securities’ Latin America debt distribution business from 1997 to 1999; and Managing Director, BancAmerica Securities from 1992 to 1997; Finance Associate followed by Vice President, Security Pacific Merchant Bank from 1989 to 1992.

Mr. Godfrey has served as the Company’s Executive Vice President since February 2005 and as Secretary and General Counsel since August 2002; Senior Vice President of the Company from August 2002 to February 2005; Partner, Schreck Brignone Godfrey (law firm) from January 1997 to August 2002; Partner, Schreck, Jones, Bernhard, Woloson & Godfrey (law firm) from June 1984 to December 1996; Chief Deputy Attorney General, Nevada Attorney General’s Office, Gaming Division from 1983 to 1984; Deputy Attorney General, Nevada Attorney General’s Office, Gaming Division from 1980 to 1983; Deputy State Industrial Attorney for the State of Nevada from 1977 to 1980; Trustee, International Association of Gaming Attorneys (and former President) since October 2000; and Member, Executive Committee of the Nevada State Bar’s Gaming Law Section since June 2002.

Executive Compensation

The following table summarizes the annual and long-term compensation of, and options to purchase Pinnacle Common Stock (“Pinnacle Stock Options”) granted to, the Company’s Chief Executive Officer and the three other most highly compensated executive officers whose annual salaries and bonuses exceeded $100,000 in total during the 2004 fiscal year (collectively, the “Named Officers”). Information for Alain Uboldi, the Company’s current Chief Operating Officer, is not provided because he was not an executive officer of the Company until February 2005. None of the Named Officers held stock appreciation rights during the years reported in the table.

	Annual Compensation (a)						Long Term Compensation Awards	All Other Compensation ($) (c)
Name & Principal Position	Year	Salary ($)			Bonus ($) (b)		Securities Underlying Options (#)
Daniel R. Lee Chairman of the Board of Directors and Chief Executive Officer	2004 2003 2002	$ $ $	600,000 600,000 435,616	(d)	$ $ $	400,000 400,000 266,667	0 0 865,801	$ $ $	18,465 8,326 2,483

Wade W. Hundley Executive Vice President and Chief Operating Officer (Promoted to President in February 2005)	2004 2003 2002	$ $ $	400,000 400,000 400,000		$ $ $	290,000 275,000 275,800	0 0 200,000	$ $ $	11,040 9,156 2,553

Stephen H. Capp Executive Vice President and Chief Financial Officer	2004 2003	$ $	360,000 350,000	(f)	$ $	250,000 200,000	0 286,739	$ $	51,272 54,469	(e) (g)

John A. Godfrey Senior Vice President, Secretary and General Counsel (Promoted to Executive Vice President in February 2005)	2004 2003 2002	$ $ $	360,000 360,000 120,000	(h)	$ $ $	200,000 200,000 60,000	0 0 250,000	$ $ $	7,902 3,204 414

(a)	During the fiscal years shown, no Named Officer received perquisite compensation having an aggregate value equal to or in excess of $50,000 or 10% of such Named Officer’s salary and bonus for the applicable fiscal year.

(b)	For Fiscal 2004, the amounts in the table do not include for each Named Officer a deferred bonus that will be paid in three equal annual installments beginning in January 2006 of : Mr. Lee—$400,000; Mr. Hundley—$75,000; Mr. Capp—$75,000; and Mr. Godfrey—$60,000. To receive the deferred bonus, each Named Officer must continue to be employed by the Company on the deferred payment date, unless the reason for cessation of employment is death, disability or a change of control of the Company in which case the deferred bonus is payable immediately.

(c)	For Fiscal 2004, the amounts include: 401(k) matching contributions of $4,687 for Mr. Lee, $4,687 for Mr. Hundley, $4,687 for Mr. Capp and $5,004 for Mr. Godfrey; term life insurance premium payments of $801 for Mr. Lee, $481 for Mr. Hundley, $529 for Mr. Capp and $1,216 for Mr. Godfrey; and executive health payments of $12,977 for Mr. Lee, $5,872 for Mr. Hundley, $2,116 for Mr. Capp and $1,682 for Mr. Godfrey. For Fiscal 2003, the amounts include: 401(k) matching contributions of $1,875 for Mr. Lee, $2,027 for Mr. Hundley, $0 for Mr. Capp and $0 Mr. Godfrey; term life insurance premium payments of $810 for Mr. Lee, $486 for Mr. Hundley, $540 for Mr. Capp and $1,242 for Mr. Godfrey; and executive health payments of $5,641 for Mr. Lee, $6,643 for Mr. Hundley, $3,929 for Mr. Capp and $1,962 for Mr. Godfrey. For Fiscal 2002, the amounts include: 401(k) matching contributions of $1,875 for Mr. Lee, $2,067 for Mr. Hundley and $0 for Mr. Godfrey; and term life insurance premium payments of $608 for Mr. Lee, $486 for Mr. Hundley and $414 for Mr. Godfrey.

(d)	Mr. Lee was employed by the Company as of April 10, 2002. Reflects proportionate share of his annual salary of $600,000.

(e)	Mr. Capp was reimbursed $43,940 for expenses incurred in connection with his relocation to Las Vegas, Nevada.

(f)	Mr. Capp was employed by the Company as of January 11, 2003. Reflects proportionate share of his annual salary of $360,000.

(g)	Mr. Capp received a $50,000 relocation bonus in connection with his relocation to Las Vegas, Nevada.

(h)	Mr. Godfrey was employed by the Company as of August 28, 2002. Reflects proportionate share of his annual salary of $360,000.

Equity Compensation Plan Information

The following table sets forth information relating to equity securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2004:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders

Stock options (2)	3,749,070		$9.25		453,390
Directors Plan	63,090	(3)	$12.13	(4)	56,010

Total	3,812,160		$9.29		509,400

Equity compensation plans not approved by security holders (5)	372,665		$8.12		0

Total	4,184,825		$9.19		509,400

(1)	As of March 18, 2005, the total number of securities to be issued upon exercise of outstanding options, warrants and rights consists of 4,394,735 stock options. These shares have a weighted average exercise price of $9.68 per share and a weighted average remaining term of seven years (as of March 18, 2005).

(2)	Consists of (i) shares of Pinnacle Common Stock to be issued upon the exercise of options granted pursuant to the Company’s 1993, 1996, 2001 and 2002 stock option plans; (ii) shares of Pinnacle Common Stock to be issued upon the exercise of options granted outside of the Company’s stock option plans to members of the Company’s management team and approved by the Company’s stockholders; and (iii) shares of Pinnacle Common Stock to be issued upon the exercise of options granted pursuant to pre-merger stock option plans of Boomtown, Inc. and Casino Magic Corp. that the Company assumed. The Boomtown, Inc. and Casino Magic Corp. stock option plans were approved by the stockholders of Boomtown, Inc. and Casino Magic Corp., respectively, prior to the Company’s acquisition of such companies.

(3)	Consists of shares of Pinnacle Common Stock credited to directors’ deferred compensation accounts to be issued pursuant to the Directors Plan, described under “Amended and Restated Directors Deferred Compensation Plan” above.

(4)	Based on the purchase price of the shares credited to the directors’ deferred compensation accounts under the Directors Plan.

(5)	Consists of shares of Pinnacle Common Stock to be issued upon the exercise of 86,739 options granted to the Company’s CFO in 2003, 250,801 options granted to the Company’s Chairman and CEO in 2002, 23,125 options granted to a current executive in 1998 and 12,000 issued to a director in 1996. The options granted to the Company’s CEO and CFO in 2002 and 2003, respectively, were granted to each such officer in connection with his original retention by the Company.

On the approval of the 2005 Equity and Performance Incentive Plan at the Annual Meeting, as described below, the Company will cancel the 1993, 1996, 2001 and 2002 Stock Option Plans (the “Prior Plans”), so that no further grants or awards will be made under the Prior Plans. However, any shares subject to awards under the Prior Plans which are forfeited, expire or are cancelled after the effective date of the 2005 Equity and Performance Incentive Plan are authorized for issuance under the 2005 Equity and Performance Incentive Plan. In addition, grants and awards made under the Prior Plans before their cancellation will continue in effect. The grants provided pursuant to the Nonqualified Stock Option Agreement dated as of January 11, 2003 by and between the Company and Stephen H. Capp, and the Nonqualified Stock Option Agreements dated as of April 10, 2002 by and between the Company and Daniel R. Lee (collectively, the “Individual Arrangements”), also will continue in effect, and such shares will be authorized for issuance under the 2005 Equity and Performance Incentive Plan in the event of forfeiture, expiration or cancellation.

Executive Deferred Compensation Plan

In 2000, the Company adopted the Executive Deferred Compensation Plan (“Executive Plan”), which allows certain highly compensated employees of the Company and its subsidiaries (each an “Employer”) to defer, on a pre-tax basis, a portion of their base annual salaries and bonuses. The Executive Plan is administered by a committee appointed by the Board of Directors (the “Executive Plan’s Committee”), which at present is the Compensation Committee of the Board of Directors, and participation in the Executive Plan is limited to employees who are (i) determined by an Employer to be includable within a select group of employees, (ii) specifically selected by an Employer, and (iii) approved by the Compensation Committee.

An Employer may terminate, amend or modify the Executive Plan with respect to its participating employees at any time, subject to certain limitations set forth in the Executive Plan. The Company is in the process of extensively amending and restating its Executive Plan to comply with the provisions of the American Jobs Creation Act of 2004 (the “New Law”) and to make certain other changes in the Executive Plan.

The amended and restated Executive Plan (the “Amended and Restated Executive Plan”) applies to elections participating employees made in December 2004 to defer their 2005 salaries, bonuses payable in early 2005, and bonuses that will be paid in early 2006. The Amended and Restated Executive Plan will also apply to any amounts participating employees elect to defer in December 2006 and later years.

Under the Amended and Restated Executive Plan, a participating employee may elect in December of a year to defer up to 75% of his or her salary for the next year, and up to 90% of his or her bonus for the next year. Any such deferred compensation is credited to a deferral contribution account. A participating employee is at all times fully vested in his or her deferred contributions, as well as any appreciation or depreciation attributable thereto. The Company does not make contributions to the Amended and Restated Executive Plan for the benefit of such employees. Amounts that a participating employee elects to defer under the Amended and Restated Executive Plan will be credited with interest at 3% per annum. However, if a participating employee dies, becomes disabled, or retires, such participant’s benefits will be recalculated with an interest rate of 10% per annum. If employment terminates for any other reason, the Executive Plan’s Committee, in its sole discretion, may decide to use the 10% rate to determine the amount that should be credited to such participating employee’s account. Additionally, to the extent permitted in IRS guidance under the New Law, a participating employee will receive an immediate payment of his or her deferred amounts with interest at the 10% rate upon a change in control of the Company. The Executive Plan’s Committee has the discretion to change these rates as of the beginning of any year on a prospective basis.

Distributions under the Amended and Restated Executive Plan are payable upon death, disability and upon the occurrence of a financial emergency (as defined in the New Law). A participating employee will also receive distributions upon a change in control of the Company, to the extent permitted in IRS guidance under the New Law. When making an election to defer salary and bonus, a participating employee can specify that the amounts deferred will be paid on certain dates at least two years after the amounts are deferred.

The provisions of the Executive Plan before its amendment will remain in effect for any deferrals that were deducted from salaries and bonuses in 2004 or in earlier years, including, but not limited to the following provisions:

(a) For purposes of determining the rate of return credited on any deferrals that were deducted from salaries and bonuses in 2004 or in earlier years, each participating employee may select from a list of hypothetical investment funds among which deferred contributions shall be allocated. Although a participating employee’s deferred compensation will not be invested directly in the selected hypothetical investment funds, his or her deferral compensation account shall be adjusted according to the performance of such funds. Although the fund investment alternatives under the Executive Plan are different from those under the Company’s 401(k) plan, the Company does not believe the participants in the Executive Plan are entitled to a preferential return on amounts deferred in relation to the return available to employees generally under the 401(k) plan. The Company is not obligated to acquire or hold any investment fund assets.

(b) A participating employee may receive at any time 90% of his or her account balance attributable to deferrals that were deducted from salaries and bonuses in 2004 or in earlier years, subject to forfeiture of 10% of the account balance.

As with all non-qualified deferred compensation plans, a participating employee’s rights against the Company to receive the deferred amounts are limited to the rights of an unsecured general creditor. The Company’s obligation to pay benefits under the Executive Plan, both before and after its amendment, is not backed by any security interest in the Company’s assets to assure payment of the deferred amounts.

Options Grants in Last Fiscal Year

No options were granted to the Named Officers during the year ended December 31, 2004. No stock appreciation rights have been granted within the past five years or are outstanding.

The following table sets forth information with respect to the exercise of Pinnacle Stock Options by Named Officers during the year ended December 31, 2004, and the final year-end value of unexercised Pinnacle Stock Options.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Options Value

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At Fiscal Year-End (#)		Value of Unexercised In-The- Money Options at Fiscal Year-End ($) (a)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Daniel R. Lee	0	$0	432,900	432,901	$4,904,757	$4,904,768
Wade Hundley	0	$0	300,000	100,000	$3,297,000	$1,107,750
Stephen H. Capp	0	$0	57,347	229,392	$787,374	$3,149,552
John A. Godfrey	0	$0	100,000	150,000	$1,276,000	$1,914,000

(a)	Based on the closing price of Pinnacle Common Stock on December 31, 2004 of $19.78.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

The Company has entered into a four-year employment agreement with Daniel R. Lee, effective April 10, 2002. Mr. Lee’s annual compensation is $600,000, with annual bonuses of $300,000 based on Mr. Lee’s service to the Company during the applicable year and, in addition, at least $100,000 in targeted bonuses based on performance. Pursuant to the employment agreement, Mr. Lee’s compensation includes grants of options to purchase an aggregate of 865,801 shares of Pinnacle Common Stock at an exercise price of $8.45 (the per share fair market value of Pinnacle Common Stock on the day of the grants). The options vest in four equal annual installments beginning April 10, 2003 and expire on April 10, 2012. The option to purchase 100,000 of such shares is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code under the Company’s 2002 Stock Option Plan.

If Mr. Lee terminates his employment for good reason (including in the event of a change of control as defined in the employment agreement), or if the Company terminates Mr. Lee without cause, Mr. Lee will (a) so long as he does not compete with the Company or its subsidiaries in the gaming business prior to the end of the employment contract term, (i) receive an annual salary of $900,000 through the end of the employment contract term or, if the balance of the contract term is less than one year, for one year (which amount shall be payable in a lump sum in the event of termination by the Company or by Mr. Lee after a change of control), and (ii) retain his health and disability insurance until the earlier of (x) the end of the contract term or, if the balance of the contract term is less than one year, for one year, and (y) the date on which Mr. Lee obtains health or disability coverage under a plan not maintained by the Company or its subsidiaries, and (b) immediately vest in all Pinnacle Stock Options held by Mr. Lee.

The Company has entered into a four-year employment agreement with Wade W. Hundley, effective March 14, 2003. Mr. Hundley’s annual compensation is $400,000. Under this agreement, subject to the discretion of the Chief Executive Officer and the Board of Directors, Mr. Hundley will also be entitled to earn annual bonuses.

If Mr. Hundley terminates his employment for good reason (other than in the event of a change of control as defined in the employment agreement), or if the Company terminates Mr. Hundley without cause (other than in the event of a change of control as defined in the employment agreement), Mr. Hundley will (a) so long as he does not compete with the Company or its subsidiaries in the gaming business prior to the end of the employment contract term, (i) receive an annual salary of $400,000 through the end of the employment contract term or, if the balance of the contract term is less than one year, for one year (the “Hundley Severance Benefit”), and (ii) retain his health and disability insurance until the earlier of (x) the end of the contract term or, if the balance of the contract term is less than one year, for one year, and (y) the date on which Mr. Hundley obtains health or disability coverage under a plan not maintained by the Company or its subsidiaries, and (b) immediately vest in all Pinnacle Stock Options held by Mr. Hundley. If the Company terminates Mr. Hundley (other than in connection with a change of control), Mr. Hundley will have an affirmative obligation to mitigate the Hundley Severance Benefit. However, if the Company terminates Mr. Hundley, or Mr. Hundley terminates his employment for good reason, in connection with a change of control, Mr. Hundley will be entitled, in lieu of the Hundley Severance Benefit, to a lump sum payment equal to (x) two year’s base salary, plus (y) two times the largest annualized bonus that was paid to Mr. Hundley during the two years preceding the change of control (the “Hundley Change of Control Severance Benefit”). Mr. Hundley will have no obligation to mitigate the Hundley Change of Control Severance Benefit.

The Company has entered into a four-year employment agreement with Stephen H. Capp, effective January 11, 2003. Mr. Capp’s annual compensation is $360,000, with annual bonuses targeted at $180,000 based on Mr. Capp’s service to the Company during the applicable year and, provided that in the first two years of his employment, the annual bonuses will be at least $140,000 per year. The agreement also provided that the Company would pay Mr. Capp’s reasonable relocation expenses as well as a one-time starting and relocation bonus of $50,000. Pursuant to the employment agreement, Mr. Capp’s compensation includes grants of options to purchase an aggregate of 286,739 shares of Pinnacle Common Stock at an exercise price of $6.05 (the per share fair market value of Pinnacle

Common Stock on the day of the grants), 200,000 of which options were granted under the Company’s stock option plans. The options vest in five equal annual installments beginning January 11, 2004 and expire on January 11, 2013.

If Mr. Capp terminates his employment for good reason (including in the event of a change of control as defined in the employment agreement), or if the Company terminates Mr. Capp without cause, Mr. Capp will (a) so long as he does not compete with the Company or its subsidiaries in the gaming business prior to the end of the employment contract term, (i) receive an annual salary of $360,000 through the end of the employment contract term (plus unpaid guaranteed bonuses applicable to the first two years of the term of the employment agreement) or, if the balance of the contract term is less than one year, for one year (which amount shall be payable in a lump sum in the event of termination by the Company or by Mr. Capp after a change of control) (the “Capp Severance Benefit”), and (ii) retain his health and disability insurance until the earlier of (x) the end of the contract term or, if the balance of the contract term is less than one year, for one year, and (y) the date on which Mr. Capp obtains health or disability coverage under a plan not maintained by the Company or its subsidiaries, and (b) immediately vest in all Pinnacle Stock Options held by Mr. Capp. If the Company terminates Mr. Capp other than in connection with a change of control, Mr. Capp will have an affirmative obligation to mitigate the Capp Severance Benefit. However, Mr. Capp will have no duty to mitigate the Capp Severance Benefit with respect to two year’s base salary and one year’s guaranteed bonus (to the extent such guaranteed bonuses have not been paid). In addition, if Mr. Capp’s employment is terminated in the middle of the year in connection with a change of control, he will be entitled to any bonus or prorated portion thereof that he would otherwise have been entitled to for such year.

The Company has entered into a five-year employment agreement with John A. Godfrey, effective August 13, 2002. Mr. Godfrey’s annual compensation is $360,000, with annual bonuses targeted at $180,000 based on Mr. Godfrey’s service to the Company during the applicable year. Pursuant to the employment agreement, Mr. Godfrey’s compensation includes grants of options to purchase an aggregate of 250,000 shares of Pinnacle Common Stock at an exercise price of $7.02 (the per share fair market value of Pinnacle Common Stock on the day of the grants). The options vest in five equal annual installments beginning August 13, 2003 and expire on August 13, 2012.

If Mr. Godfrey terminates his employment for good reason (including in the event of a change of control as defined in the employment agreement), or if the Company terminates Mr. Godfrey without cause, Mr. Godfrey will (a) so long as he does not compete with the Company or its subsidiaries in the gaming business prior to the end of the employment contract term, (i) receive an annual salary of $360,000 through the end of the employment contract term (plus unpaid guaranteed bonuses applicable to the first two years of the term of the employment agreement) or, if the balance of the contract term is less than one year, for one year (which amount shall be payable in a lump sum in the event of termination by the Company or by Mr. Godfrey after a change of control) (the “Godfrey Severance Benefit”), and (ii) retain his health and disability insurance until the earlier of (x) the end of the contract term or, if the balance of the contract term is less than one year, for one year, and (y) the date on which Mr. Godfrey obtains health or disability coverage under a plan not maintained by the Company or its subsidiaries, and (b) immediately vest in all Pinnacle Stock Options held by Mr. Godfrey. If the Company terminates Mr. Godfrey other than in connection with a change of control, Mr. Godfrey will have an affirmative obligation to mitigate the Godfrey Severance Benefit. However, Mr. Godfrey will have no duty to mitigate the Godfrey Severance Benefit with respect to two year’s base salary and one year’s guaranteed bonus (to the extent such guaranteed bonuses have not been paid). In addition, if Mr. Godfrey’s employment is terminated in middle of the year in connection with a change of control, he will be entitled to any bonus or prorated portion thereof that he would otherwise have been entitled to for such year.

The deferred bonuses described in footnote (b) to the executive compensation table will be paid to the Named Executives who continue to be employed by the Company on the deferred payment date, unless the reason for cessation of employment is death, disability or a change of control of the Company in which case the deferred bonus is payable immediately.

The Audit Committee Report

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2004, and the notes thereto.

Review with Management

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2004, and the notes thereto.

Review and Discussions with Independent Accountants

The Audit Committee has discussed with Deloitte & Touche LLP (“Deloitte”), the Company’s independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, the auditors’ responsibilities, any significant issues arising during the audit, and any other matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee has received written disclosures and the letter from Deloitte regarding its independence as required by Independence Standards Board Standard No. 1 and has discussed with Deloitte its independence from the Company.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

John V. Giovenco (Chairman) Michael Ornest Bruce A. Leslie

March 18, 2005

Audit and Related Fees

Audit Fees

The aggregate fees billed by Deloitte for professional services in connection with the audit of the Company’s financial statements and effectiveness of internal control over financial reporting (in accordance with the Sarbanes-Oxley Act) for the fiscal year ended December 31, 2004, the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, the review of the quarterly period ended December 31, 2004 and in connection with the Company’s prospectus supplements under its Registration Statement on Form S-3 and prospectus under its Registration Statement on Form S-4 were $1,727,974.

The aggregate fees billed by Deloitte for professional services in connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2003, the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003, the review of the quarterly period ended December 31, 2003 and in connection with the Company’s prospectus supplements under its Registration Statement on Form S-3 were $633,529.

Audit-Related Fees

Except as described above, Deloitte did not bill the Company for any fees for assurance or related services rendered in 2004 or 2003 that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees

The aggregate fees billed by Deloitte for tax compliance and tax advice and planning services rendered in 2004 and 2003 were $143,363 and $291,240, respectively.

All Other Fees

Except as described above, Deloitte did not bill the Company for any fees for any other products or services delivered or rendered in 2004 or 2003.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted formal policies and procedures with regard to the approval of all professional services provided to the Company by Deloitte. Below is a summary of the 2004 policies and procedures.

With regard to “Audit” services, in 2004, the Audit Committee pre-approved the proposed budget for Deloitte’s audit of the Company’s financial statements, plus up to an additional amount for audit services not included in the budget. In addition, for purposes of achieving compliance with the Sarbanes-Oxley Act, the Audit Committee approved Deloitte’s billing rates for the duration of the undertaking, but did not pre-approve a specific budget amount as such amount was not deemed estimable at the time of required approval.

With regard to “Audit-Related” services, in 2004, the Audit Committee pre-approved the expenditure of up to a certain amount for services included on a pre-approved list. The Audit Committee’s policy is to use Deloitte only if these services more logically can be performed by the accounting firm than by other qualified accounting firms.

With regard to “Tax” services, in 2004, the Audit Committee pre-approved the expenditure of up to a certain amount for services included on a pre-approved list. The Audit Committee’s policy is to use Deloitte only if these services more logically can be performed by the accounting firm than by other qualified accounting firms.

With regard to “Other” services, in 2004, the Audit Committee pre-approved the expenditure of up to a certain amount for services included on a pre-approved list. The Audit Committee’s policy is to use Deloitte for such services only if it has been determined that (a) Deloitte’s services are “synergistic” and utilizing Deloitte creates efficiencies, minimizes disruption or preserves confidentiality or (b) Deloitte possesses unique or superior qualifications to provide such services. The Audit Committee is able to pre-approve exceptions to this policy.

Compensation Committee Report on Executive Compensation for Fiscal Year 2004

The Compensation Committee of the Board of Directors, which is composed entirely of independent outside directors, is responsible for determining and approving, either as a committee or together with the Company’s other independent directors, the annual salary and other compensation of the Chief Executive Officer, providing assistance and recommendations with respect to compensation policies and practices of the Company, and assisting with the administration of the Company’s compensation plans.

In order to attract and retain well-qualified key executives, which the Compensation Committee believes is crucial to the Company’s success, the Compensation Committee’s general approach to compensating such executives is to pay cash salaries that are commensurate with the executives’ experience and expertise and, where relevant, are competitive with the salaries paid to key executives in the Company’s industry and primary geographic locations, which are currently the casino industry in Nevada, Louisiana, Indiana, Mississippi and Argentina and, with respect to the Company’s proposed casinos, Missouri. In addition, to align its key executives’ compensation with the Company’s business strategies, values and management initiatives, both short and long term, the Compensation Committee may, with the Board’s approval, authorize the payment of discretionary bonuses based upon an assessment of each such executive’s contributions to the Company. In general, the Compensation Committee believes that these discretionary bonuses should be related to the Company’s and the executive’s performance, although specific performance criteria have not been established.

On or about the end of each year, the Company’s Chief Executive Officer, President and Chief Operating Officer prepare a schedule of recommended incentive bonuses for the Company’s fifteen highest-compensated management personnel. Such recommendations are based, among other things, upon (a) the Company’s performance, (b) the performance of the relevant property or division of the Company, (c) the executive’s contribution to the progress of the Company and the relevant property or division, (d) the executive’s compensation history, (e) an evaluation by the Chief Executive Officer, President and Chief Operating Officer of the efforts expended by the individual towards the furtherance of the corporate goals, (f) an evaluation of the executive’s potential for advancement and value towards the long-term future of the Company and (g) competitive compensation levels. The Compensation Committee reviews each proposed incentive bonus individually with the Chief Executive Officer. After making any adjustments required by the Compensation Committee, such bonuses are generally paid in the first quarter of the following fiscal year.

The Compensation Committee also believes that stock ownership by key executives provides a valuable incentive for such executives and helps align executives’ and stockholders’ interests. Although none of the executive officers received stock option grants in 2004, the Committee has historically made such grants to the executive officers to facilitate these objectives. The Compensation Committee believes that the key officers of the Company have provided excellent services and been diligent in their commitment to the Company. The Compensation Committee believes that stock ownership by such officers provides an important incentive for their continued efforts and diligence and intends for awards to such executive officers to be performance based.

The Company believes that in-the-money, unvested options are a major tool to encourage retention. The Company also favors longer vesting periods, usually five years, than is common at many other companies. The longer vesting period encourages the executives to think about the long-term prospects of the Company. It also creates greater likelihood of in-the-money, unvested options. The Company generally does not award options every year to each executive, as do many companies, but intends, in most cases, to consider executives for new grants midway though the five year vesting of prior grants. The fact that grants are not made every year affects the size of the grants when made every few years. By having overlapping grants with five-year vesting, and assuming that the Company’s stock price continues to rise, the Company’s executives will generally have in-the-money, unvested options.

In 2004, the Compensation Committee retained an outside executive compensation specialist to review the gaming industry and the compensation practices and levels of the Company’s competitors. The Compensation Committee has relied on the results of this analysis as the basis for certain assessments regarding executive compensation.

For 2004, Mr. Lee’s annual salary and bonus were $600,000 and $400,000, respectively, both in accordance with the terms of his employment agreement. This does not include an additional $400,000 deferred bonus payable in three annual installments commencing in January 2006. To receive the deferred bonus, Mr. Lee must continue to be employed by the Company on the deferred payment date, unless the reason for cessation of employment is death, disability or a change of control of the Company. Mr. Lee did not receive a stock option grant in the 2004 or 2003 fiscal years.

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to each of the Company’s chief executive officer and the four other most highly compensated officers, unless such compensation meets certain specific requirements. The Committee’s intent is to design compensation awards that will be deductible without limitation where doing so will further the purposes of the Company’s executive compensation program. The proposed 2005 Equity and Performance Incentive Plan will provide tools for the Committee to accomplish that intent. The Committee will, however, take into consideration the various other factors described in this report, together with Section 162(m) considerations, in making executive compensation decisions and could, in certain circumstances, approve and authorize compensation that is not fully tax deductible if the Committee determines that is in the best interest of the Company.

March 24, 2005

Compensation Committee

Lynn P. Reitnouer (Chairman) Richard J. Goeglein James L. Martineau

Performance Graph

Set forth below is a graph comparing the cumulative total stockholder return for Pinnacle Common Stock with the cumulative total returns for the Dow Jones Industry Group CNO—Casinos & Gambling (“Dow Jones Casino Index”) and the New York Stock Exchange Market Index (“NYSE Market Index”). The total cumulative return calculations are for the period commencing December 31, 1999 and ending December 31, 2004, and include the reinvestment of dividends. Note that most of the Company’s current management team joined the Company subsequent to December 31, 2001.

COMPARISON OF CUMULATIVE TOTAL RETURN* AMONG THE COMPANY, NYSE MARKET INDEX & DOW JONES CASINO INDEX

	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004
Pinnacle Entertainment, Inc.	$100.00	$60.18	$26.88	$30.89	$41.55	$88.18
Year over Year Percentage Change		(39.82)%	(55.33)%	14.92%	34.51%	112.23%
Dow Jones Casino Index	$100.00	$109.34	$120.49	$132.60	$205.05	$269.38
Year over Year Percentage Change		9.34%	10.20%	10.05%	54.64%	31.37%
NYSE Market Index	$100.00	$101.01	$90.69	$72.71	$93.66	$105.44
Year over Year Percentage Change		1.01%	(10.22)%	(19.83)%	28.81%	12.58%

The above graph shows historical stock price performance (including reinvestment of dividends) and is not necessarily indicative of future performance.

*	Assumes $100 invested on December 31, 1999 in Pinnacle Common Stock, Dow Jones Casino Index and NYSE Market Index. Total return assumes reinvestment of dividends. Values are as of December 31 of each year.

Certain Relationships and Related Transactions

Daniel R. Lee, the Company’s Chairman and Chief Executive Officer, purchased $500,000 in aggregate principal amount of the Company’s 8.25% senior subordinated notes due 2012 at the same price offered to other purchasers in a private placement the Company consummated in March 2004. After deducting initial purchasers’ discounts and commissions, the Company received $490,625 in net proceeds as a result of Mr. Lee’s purchase of notes.

The Company also reimburses Mr. Lee for his business use of an aircraft he owns at the rate of $500 per hour. The amount of the reimbursements paid in 2004 for usage in 2003 was approximately $38,000 and reimbursements to be paid in 2005 for usage in 2004 are expected to be approximately $55,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of reports furnished to the Company during or with respect to the year ended December 31, 2004 pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), all required reports on Form 3, Form 4 and Form 5 were timely filed by the Company’s directors, officers and 10% stockholders. However, on March 23, 2005, Mr. Martineau filed an amended Form 4 to reduce the number of shares reported as beneficially owned from 25,191 to 7,791 in order to correct the amount disclosed in his original Form 4 filed on August 18, 2004, which inadvertently included the number of options to purchase the Company’s common stock he held in the total number of shares of common stock reported as beneficially owned.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the name, number of shares and percent of the outstanding Pinnacle Common Stock beneficially owned as of March 18, 2005 (except where a different date is indicated below) by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Pinnacle Common Stock, each director, each Named Officer, and all directors and executive officers as a group. In each instance, except as otherwise indicated, information as to the number of shares owned and the nature of ownership has been provided by the individuals identified or described and is not within the direct knowledge of the Company. Unless otherwise indicated below, the address of each person or entity listed below is c/o Pinnacle Entertainment, Inc., 3800 Howard Hughes Parkway, Las Vegas, NV 89109.

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Shares Outstanding (a)
State Street Research & Management Company	3,176,791	(b)	7.8%
Daniel R. Lee	655,250	(c)	1.6%
Wade W. Hundley	340,000	(d)	*
Michael Ornest	237,762	(e)	*
Stephen H. Capp	114,695	(f)	*
John A. Godfrey	100,000	(g)	*
Lynn P. Reitnouer	95,515	(h)	*
John V. Giovenco	53,000	(i)	*
James L. Martineau	39,310	(j)	*
Bruce A. Leslie	36,973	(k)	*
Timothy J. Parrott	35,283	(l)	*
Richard J. Goeglein	4,000	(m)	*
Current directors and executive officers as a group (12 persons)	1,745,788	(n)	4.2%

*	Less than one percent (1%) of the outstanding common shares.

(a)	Assumes exercise of stock options beneficially owned by the named individual or entity into shares of Pinnacle Common Stock. Based on 40,501,605 shares outstanding as of March 18, 2005.

(b)

According to a Schedule 13G it filed on January 27, 2005, State Street Research & Management Company (“State Street Research”) is reported to have sole dispositive power over 3,176,791 shares of Pinnacle

Common Stock and sole voting power over 2,570,991 shares of Pinnacle Common Stock. The Schedule 13G reports that none of such shares are owned of record by State Street Research, and instead are owned of record by certain mutual funds and/or institutional accounts managed by State Street Research as investment advisor. State Street Research disclaims any beneficial interest in such shares. State Street Research’s principal business office address is One Financial Center, 31st Floor, Boston, MA 02111-2690.

(c)	Includes 649,350 shares of Pinnacle Common Stock which Mr. Lee has the right to acquire upon the exercise of options exercisable within 60 days of March 18, 2005.

(d)	Includes 325,000 shares of Pinnacle Common Stock which Mr. Hundley has the right to acquire upon the exercise of options exercisable within 60 days of March 18, 2005.

(e)	Includes 21,400 shares of Pinnacle Common Stock which Mr. Ornest has the right to acquire upon the exercise of options exercisable within 60 days of March 18, 2005. These shares also include 91,362 shares of Pinnacle Common Stock owned by the Harry and Ruth Ornest Trust, with respect to whose shares Mr. Ornest has beneficial ownership. These shares exclude 70,000 shares of Pinnacle Common Stock owned by the Ornest Family Foundation, as to which Mr. Ornest has no interest.

(f)	Includes 114,695 shares of Pinnacle Common Stock which Mr. Capp has the right to acquire upon the exercise of options exercisable within 60 days of March 18, 2005.

(g)	Includes 100,000 shares of Pinnacle Common Stock which Mr. Godfrey has the right to acquire upon the exercise of options exercisable within 60 days of March 18, 2005.

(h)	Includes 28,400 shares of Pinnacle Common Stock which Mr. Reitnouer has the right to acquire upon the exercise of options exercisable within 60 days of March 18, 2005. Also includes 17,115 shares of Pinnacle Common Stock credited to Mr. Reitnouer’s deferred compensation account under the Company’s Amended and Restated Directors Deferred Compensation Plan.

(i)	Includes 8,000 shares of Pinnacle Common Stock which Mr. Giovenco has the right to acquire upon the exercise of options exercisable within 60 days of March 18, 2005.

(j)	Includes 19,400 shares of Pinnacle Common Stock which Mr. Martineau has the right to acquire upon the exercise of options exercisable within 60 days of March 18, 2005. Also includes 12,119 shares of Pinnacle Common Stock credited to Mr. Martineau’s deferred compensation account under the Company’s Amended and Restated Directors Deferred Compensation Plan.

(k)	Includes 8,000 shares of Pinnacle Common Stock which Mr. Leslie has the right to acquire upon the exercise of options exercisable within 60 days of March 18, 2005. Also includes 14,973 shares of Pinnacle Common Stock credited to Mr. Leslie’s deferred compensation account under the Company’s Amended and Restated Directors Deferred Compensation Plan.

(l)	Includes 16,400 shares of Pinnacle Common Stock which Mr. Parrott has the right to acquire upon the exercise of options exercisable within 60 days of March 18, 2005. Also includes 18,883 shares of Pinnacle Common Stock credited to Mr. Parrott’s deferred compensation account under the Company’s Amended and Restated Directors Deferred Compensation Plan.

(m)	Includes 4,000 shares of Pinnacle Common Stock which Mr. Goeglein has the right to acquire upon the exercise of options exercisable within 60 days of March 18, 2005.

(n)	Includes 1,328,465 shares of Pinnacle Common stock of which the directors and executive officers may be deemed to have beneficial ownership with respect to options to purchase Pinnacle Common Stock exercisable within 60 days of March 18, 2005. Excluding such shares, the directors and executive officers of the Company have beneficial ownership of 417,143 shares of Pinnacle Common Stock, which represents 1.0% of the shares of Pinnacle Common Stock outstanding as of March 18, 2005. The number of shares shown includes 34,000 shares of Pinnacle Common Stock which Alain Uboldi has the right to acquire upon the exercise of options exercisable within 60 days of March 18, 2005. Mr. Uboldi was promoted to the position of Chief Operating Officer of the Company in February 2005, but was neither a director nor a Named Officer during 2004.

PROPOSAL 2

APPROVAL OF 2005 EQUITY AND PERFORMANCE INCENTIVE PLAN

(Item No. 2 on Proxy Card)

The stockholders of the Company are being asked to approve the adoption of the Company’s 2005 Equity and Performance Incentive Plan (the “Plan”). The 2005 Equity and Performance Incentive Plan has been adopted by the Company’s Board of Directors, but no options, stock appreciation rights, restricted stock, other stock unit awards, performance awards or dividend equivalents have yet been granted under the Plan. The Company has not granted any stock appreciation rights, restricted stock, other stock unit awards, or dividend equivalents. Before the stockholders approve the Plan, the Compensation Committee may grant performance awards payable in cash to certain participants under the Plan, which will be contingent upon stockholder approval of the Plan.

Purpose of the Plan

The Board of Directors believes that adoption of the Plan is necessary to ensure that the Company maintains the ability in the future to continue to attract and retain highly qualified officers and other employees by providing adequate incentives through the issuance of stock options, stock appreciation rights, restricted stock, other stock unit awards, and performance awards. As of March 18, 2005, only approximately 180,000 shares remain available for grant under the Prior Plans. The adoption of the Plan is therefore necessary to insure that enough shares will be available for the issuance of stock options, stock appreciation rights, restricted stock, other stock unit awards, and performance awards so as to incentivize and retain key employees of the Company, which can assist in maximizing the full potential of shareholder value. The adoption of the Plan will also permit the award of other stock unit awards or performance awards payable in cash or shares, or the award of restricted stock with restrictions lapsing on the attainment of performance goals, to certain executive officers of the Company which will qualify as “performance based” compensation under Section 162(m) of the Code, as discussed below.

Required Vote

Affirmative votes representing a majority of the votes cast “FOR”, “AGAINST” or “ABSTAIN” with respect to the proposal in person or by proxy and entitled to vote at the Annual Meeting will be required to approve this proposal, provided that the total votes cast on the proposal represents more than 50% of all shares entitled to vote on the proposal. According to NYSE rules, a vote to “ABSTAIN” on the proposal will be considered as a vote cast with respect to such matter, and will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the proposal, unless the votes otherwise cast constitute less than over 50% of all shares entitled to vote on the proposal.

Effect of Vote on Prior Plans and Individual Arrangements

On the approval of the Plan at the Annual Meeting, as described above, the Company will cancel the Prior Plans, so that no further grants or awards will be made under the Prior Plans. However, grants and awards made under the Prior Plans before their cancellation will continue in effect. In addition, the Individual Arrangements granted to Mr. Lee and Mr. Capp concurrently with their hiring in 2002 and 2003, respectively, will continue in effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2005 EQUITY AND PERFORMANCE INCENTIVE PLAN.

Summary of the Plan

The principal features of the Plan are summarized below. This summary, however, is not intended to be a complete discussion of all of the terms of the Plan. A copy of the Plan is attached hereto as Appendix A.

Shares Subject to the Plan

Up to an aggregate of 3,000,000 shares of common stock of the Company, plus any shares subject to awards granted under the Prior Plans and Individual Arrangements which are forfeited, expire or are cancelled after the effective date of the Plan, are authorized for issuance under the Plan. However, the maximum aggregate number of shares which may be subject to ISOs (as defined below) will be 3,000,000 shares. Any shares that are subject to awards of options or stock appreciation rights shall be counted against this limit as one share for every one share granted. Any shares that are subject to awards other than options or stock appreciation rights (including shares delivered on the settlement of dividend equivalents) shall be counted against this limit as 1.4 shares for every one share granted. The aggregate number of shares available under the Plan and the number of shares subject to outstanding options will be increased or decreased to reflect any changes in the outstanding common stock of the Company by reason of any recapitalization, spin-off, reorganization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction.

If any shares subject to an award under the Plan or to an award under the Prior Plans or Individual Arrangements are forfeited, expire or are cancelled without issuance of such shares, the shares shall again be available for awards under the Plan. Any shares that again become available for grant shall be added back as one share if such shares were subject to options or stock appreciation rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans or Individual Arrangements, and as 1.4 shares if such shares were subject to awards other than options or stock appreciation rights granted under the Plan. Shares which are received or withheld by the Company to satisfy tax liabilities arising from the grant or exercise of an option or award, or as a result of the use of shares to pay the option price, shall not again be available to awards under the Plan.

In assessing compensation and establishing the Company’s equity and performance based plans, the Compensation Committee will take into account measures used within the industry that it finds to be in the best interests of the Company. The Compensation Committee will also consider guidance regarding compensation that is or becomes available from stockholder rights organizations and similar external sources.

Eligibility and Participation

All employees (including officers), directors, and consultants of the Company or any subsidiary are eligible for selection to receive awards under the Plan, subject to the following restrictions: (1) no ISO may be granted to any person who, at the time of grant, is not an employee of the Company or any subsidiary, and (2) no participant may be granted options or stock appreciation rights during any 12-month period with respect to more than 1,500,000 shares, (3) no participant may be granted restricted stock, performance awards and/or other stock unit awards that are denominated in shares in any 12-month period with respect to more than 750,000 shares, and (4) the maximum dollar value payable to any participant in any 12-month period with respect to performance awards and/or other stock unit awards that are valued with reference to cash or property other than shares is $2,500,000. The share limitations set forth above are subject to adjustment in the event of a reorganization, spin-off, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction during any fiscal year of the Company or portion thereof. If an option or stock appreciation right expires or terminates for any reason without having been exercised in full, or if any award is cancelled, the unpurchased shares subject to that expired or terminated option or stock appreciation right or cancelled award continue to be counted against the maximum number of shares for which options or stock appreciation rights or other awards may be granted to a participant during a 12-month period. Subject to such limitations, an individual who has been granted an option or stock appreciation right or other award may, if such individual is otherwise eligible, be granted additional options or stock appreciation rights or other awards as the Committee may determine.

Administration of the Plan

The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”) consisting of two or more directors of the Company who are both (a) “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, and (b) “outside directors” within the meaning of Section

162(m) of the Code (as defined below). The Committee has extremely broad discretion and power in interpreting and operating the Plan and in determining the employees, directors and consultants who shall be participants, and the terms of individual options, stock appreciation rights, restricted stock, other stock unit awards, performance awards, and dividend equivalents. To the extent permitted by applicable law, the Committee may delegate to one or more directors or officers the authority to grant awards to employees or officers who are not directors, “covered employees” whose compensation is subject to the limits of Section 162(m) of the Code, or officers subject to the short-swing rules of Section 16 of the Exchange Act. For a description of the limitation on deductibility under Section 162(m) of the Code for compensation paid to certain executive officers, see “—Federal Income Tax Matters—$1,000,000 Limit on Deductible Compensation.”

Types of Awards

Awards under the Plan may consist of options, stock appreciation rights, restricted stock, other stock unit awards, performance awards, or dividend equivalents. The nature of each of such types of awards is discussed below. Each award will be made by an award agreement whose form and content shall be determined by the Committee in its discretion, consistent with the provisions of the Plan. The terms of award agreements for a particular type of award need not be uniform.

Type of Options

Two types of options may be granted under the Plan: options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and options not so qualified for favorable federal income tax treatment (“NSOs”).

Stock Appreciation Rights

The Committee, in its discretion, may also issue stock appreciation rights to employees, consultants and directors of the Company. A stock appreciation right is a right to receive a payment based on the increase in the fair market value of a share after the date of grant. The Committee may determine, in its discretion, that a stock appreciation right will be paid out in cash or in shares on its exercise. The number of shares that may be issued on the exercise of a stock appreciation right shall be determined by dividing: (a) the total number of shares as to which the stock appreciation right is exercised, multiplied by the amount by which the fair market value of one share on the exercise date exceeds the fair market value of one share on the date of grant of the stock appreciation right, by (b) the fair market value of one share on the exercise date; provided, however, that fractional shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing shares on the exercise of a stock appreciation right, the Committee may in its sole discretion elect to pay the cash value of such shares. The Committee will not, however, take any action regarding a stock appreciation right, or otherwise under the Plan, that could subject a participant to a penalty tax under Section 409A of the Code.

Restricted Stock

The Committee, in its discretion, may also grant awards of restricted stock to participants. Restricted stock shall be shares granted or sold to a participant that are subject to vesting restrictions based on continued employment or attainment of performance goals.

Other Stock Unit Awards

The Committee, in its discretion, may grant other stock unit awards, which are awards valued in whole or part by reference to, or otherwise based on, shares. Other stock unit awards shall be subject to such conditions and restrictions as may be determined by the Committee, and may be payable in the form of cash or shares.

Performance Awards and Code Section 162(m) Provisions

The Committee, in its discretion, may issue performance awards to participants, the payment of which will be determined by the achievement of performance goals over a performance period. Upon the grant of a performance award, the Committee shall determine the relevant performance goals and the performance period.

The performance goals shall be based on the attainment of specified levels, or growth, of one or any combination of the following: net sales; pretax income before allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”); economic value-added models; comparisons with various stock market indices; reductions in costs, and/or return on invested capital of the Company or any affiliate, division or business unit of the Company for or within which the participant is primarily employed. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. In setting performance goals, the committee may specify objective adjustments to any of the foregoing measures for items that it determines will not properly reflect the Company’s financial performance for these purposes, such as the write-off of debt issuance costs, pre-opening and development costs, gain or loss from asset dispositions, asset or other impairment charges, litigation settlement costs, and other non-routine items that the Committee foresees may occur during the performance period. The Committee may also exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, and charges for extraordinary items, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required or recommended by generally accepted accounting principles.

The performance period shall be determined by the Committee, but shall not be shorter than six months nor longer than five years.

Performance awards will generally be paid only after the end of the relevant performance period, and may be paid in cash, shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment.

The Company intends that performance awards granted to executive officers of the Company whose compensation is subject to the deductibility limit of Section 162(m) of the Code will qualify as “performance based” compensation. The Company likewise intends that the vesting of restricted stock, and the vesting or payment of any other stock unit award, granted to such an executive officer will be subject to the achievement of the objective performance goals over a performance period, and thus satisfy the requirements to be “performance based” compensation.

In the case of any performance awards, restricted stock, or other stock unit award that is intended to constitute “performance based” compensation, the performance goals and other terms and conditions of the award will be set by the Committee within the time prescribed by Section 162(m) and the regulations thereunder. If the performance period is 12 months or longer, such performance goals must be set by the Committee within the first 90 days of the performance period.

The Committee may adjust downward, but not upward, the amount payable to any executive officer of the Company under any award that is intended to constitute “performance based” compensation. The Committee may not waive the achievement of the applicable performance goals, except in the case of death or disability of the participant, or the occurrence of a change in control of the Company.

Before the vesting, payment, settlement or lapsing of any restrictions with respect to any award that is intended to constitute “performance based” compensation, the Committee shall certify in writing that the applicable performance criteria have been achieved to the extent necessary for such award to qualify as “performance based” compensation within the meaning of Section 162(m) of the Code.

The Committee shall have the power to impose such other restrictions on awards intended to constitute “performance based” compensation as it may deem necessary or appropriate to ensure that such awards satisfy all requirements to constitute “performance based” compensation within the meaning of Section 162(m), or which are not inconsistent with such requirements.

Unless affirmative votes representing a majority of the votes cast under applicable law or rules approve the continuation of the “performance based” compensation provisions of the Plan at the first duly constituted meeting of the stockholders of the Company that occurs in the fifth year following the effective date of the Plan, no awards other than stock options or stock appreciation rights shall be made following the date of such meeting to executive officers of the Company whose compensation is subject to the deduction limit of Section 162(m). Under currently applicable law or rules, to be duly constituted, a majority of the shares of capital stock outstanding and entitled to vote would have to be present in person or by proxy at the meeting at which stockholders vote to approve the continuation of the “performance based” compensation provisions of the Plan.

Dividend Equivalents

The Committee, in its sole discretion, may determine that a participant who receives an award will also be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to stock or other property dividends on shares (“dividend equivalents”) with respect to the number of shares covered by the award. The Committee may also provide that such amounts (if any) shall be deemed to have been reinvested in additional shares or otherwise reinvested. In the event of a recapitalization, reorganization, spin-off, reclassification, stock dividend, stock split, reverse stock split or similar transaction, the Committee may, in its discretion, make an appropriate adjustment to dividend equivalents.

Option and Other Award Price

The purchase price for shares covered by each option shall not be less than 100% of the fair market value of such shares on the date of grant, but if an ISO is granted to a 10% shareholder of the Company or its subsidiaries (measured by ownership of voting power), the purchase price of an ISO shall not be less than 110% of the fair market value of such shares on the date of grant. The base price for a stock appreciation right shall not be less than 100% of the fair market value of shares as of the date of grant. The Committee, in its discretion, may determine the purchase price, if any, for restricted stock, other stock unit awards, and performance awards.

Exercisability of Options and Stock Appreciation Rights; Vesting of Restricted Stock and Other Awards

The Committee shall determine when and under what conditions any option or stock appreciation right shall become exercisable and when restricted stock, other stock unit awards, and performance awards shall become vested. However, the aggregate fair market value of shares of common stock of the Company (determined at the date of grant) for which ISOs (whenever granted) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000; any options in excess of this limit shall be treated as NSOs. The purchase price of shares on the exercise of an option shall be paid in full at the time of exercise in cash or by check payable to the order of the Company, or, subject to the approval of the Committee and subject to applicable law, by the delivery of shares of common stock of the Company already owned by the participant, through a “broker’s” exercise involving the immediate sale or pledge of shares with a value sufficient to pay the exercise price, or by any other method permitted by applicable law. The Committee shall determine, in its discretion, the form of any payment for restricted stock, other stock unit awards, and performance shares.

Duration of Options and Stock Appreciation Rights

Each option or stock appreciation right shall expire on the date specified by the Committee, but all options and stock appreciation rights shall expire within 10 years of the date of grant. ISOs granted to 10% shareholders of the Company (measured by ownership of voting power) shall expire within five years from the date of grant.

No Repricing

The Committee has no authority to reprice any option, to reduce the base price of any stock appreciation right, or cancel any option when the fair market value of shares is less than the option’s exercise price per share.

Termination of Employment; Death or Disability

If a participant ceases to be employed by the Company or any of its subsidiaries for any reason other than termination for cause, death or permanent disability, the participant’s options that were vested and exercisable shall remain exercisable until the end of the original term or for a maximum period of 90 days after the termination of employment, whichever is earlier (unless otherwise determined by the Committee in an individual option agreement or otherwise). If a participant dies or becomes permanently disabled, the participant’s vested and unvested options shall be exercisable for the remainder of their original term or for 36 months after the date of death or permanent disability, whichever is earlier (unless otherwise determined by the Committee in an individual award agreement or otherwise). After a participant’s death, options may be exercised by the person or persons to whom the participant’s rights pass by will or the laws of descent and distribution. Unless the Committee determines otherwise in its discretion, similar rules shall apply to stock appreciation rights. The treatment of each award of restricted stock, other stock unit award, or performance award on the termination of employment, death, or disability of the participant shall be determined by the Committee in its discretion. If a participant’s employment is terminated for cause, all of his awards may be immediately terminated and canceled, in the Committee’s discretion.

Certain Corporate Transactions

Upon the happening of a merger, reorganization or sale of substantially all of the assets of the Company or other change of control events specified in the Plan, the Committee, may, in its sole discretion, do one or more of the following: (i) shorten the period during which options and stock appreciation rights are exercisable (provided they remain exercisable for at least 30 days after the date notice of such shortening is given to the participants); (ii) accelerate any vesting schedule to which an option, stock appreciation right, restricted stock, other stock unit award or performance award is subject; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume the restricted stock, other stock unit awards, stock appreciation rights or options or grant replacement options or stock appreciation rights with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise; (iv) cancel options upon payment to the participants in cash of an amount that is the equivalent of the excess of the fair market value of the common stock of the Company (at the effective time of the merger, reorganization, sale or other event) over the exercise price of the option to the extent the options are vested and exercisable, and cancel stock appreciation rights by paying the value thereof; or (v) make any other modification or adjustment that the Committee deems appropriate in its discretion. The Committee may also provide for one or more of the foregoing alternatives in any particular award agreement.

Rights as a Stockholder

The recipient of an option or stock appreciation right will have no rights as a stockholder with respect to shares of Company common stock covered by an option or stock appreciation right until the date such recipient becomes a holder of record of such shares, unless the Committee, in its discretion, elects to grant the participant dividend equivalent rights in connection with such option or stock appreciation right. The recipient of restricted stock or of an other stock unit award will generally have all the rights of a shareholder with respect to the shares of common stock of the Company issued pursuant to such award, including the right to vote such shares, but any dividends and distributions with respect to such shares will generally be subject to the same vesting restrictions, if any, as the underlying shares.

Assignability of Options, Stock Appreciation Rights and Other Awards

An ISO granted under the Plan shall, by its terms, be non-transferable by the participant, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and shall be exercisable during the participant’s lifetime only by him or her. Any award issued under the Plan other than an ISO shall be nontransferable by the participant, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, except as the Committee may determine in its discretion. With the consent of the Committee, an award under the Plan other than an ISO may be assigned, in whole or in part, during the participant’s lifetime by gift to one or more members of the participant’s immediate family or to a trust for their benefit.

Duration, Termination and Amendment of the Plan

The Plan shall be effective on the date of its adoption by the Board, subject to the approval of the Plan, within 12 months thereafter, by affirmative votes representing a majority of the votes cast under applicable law or rules at a duly constituted meeting of the stockholders of the Company. Under currently applicable law or rules, to be duly constituted, a majority of the shares of Pinnacle Common Stock outstanding and entitled to vote would have to be present in person or by proxy at the meeting at which stockholders vote to approve the Plan. After the adoption of the Plan by the Board, awards may be made, but all such awards shall be subject to such stockholder approval of this Plan within 12 months of its adoption by the Board, and no options or stock appreciation rights may be exercised before such stockholder approval of the Plan. If the stockholders do not approve the Plan within 12 months after its adoption by the Board, the Plan, and all awards granted thereunder, shall be null and void and of no effect. Once adopted, the Plan shall continue in effect for 10 years thereafter. The Board of Directors, however, may suspend or terminate the Plan at any time. However, unless affirmative votes representing a majority of the votes cast under applicable law or rules approve the continuation of the “performance based” compensation provisions of the Plan at the first duly constituted meeting of the stockholders of the Company that occurs in the fifth year following the effective date of the Plan, no awards other than options or stock appreciation rights shall be made following the date of such meeting to executive officers of the Company whose compensation is subject to the deduction limit of Section 162(m). Under currently applicable rules, to be duly constituted, a majority of the shares of capital stock outstanding and entitled to vote would have to be present in person or by proxy at the meeting at which stockholders vote to approve the continuation of the “performance based” compensation provisions of the Plan. The suspension or termination of the Plan will generally not affect the validity of any option, stock appreciation right, restricted stock, other stock unit award, performance award or dividend equivalent outstanding on the date of termination.

The Board of Directors may also amend the Plan at any time, except that the Board will not amend the Plan in a way which violates Rule 16b-3 of the Exchange Act. The Board will not amend the Plan without obtaining stockholder approval to (a) increase the number of shares that may be the subject of awards under the Plan, (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision prohibiting the Committee from repricing options or taking similar action, (e) increase the maximum permissible term of any option, (f) amend the limits on grants of awards to any participant during a 12-month period, or (g) make any modification that requires stockholder approval under applicable law. Furthermore, no amendment of the Plan shall amend or impair any rights or obligations under any award theretofore granted under the Plan without the written consent of the holder of the affected award.

New Plan Benefits

Awards to be received by participants in the Plan are not determinable at this time because the Committee, in its discretion, will determine the nature and performance criteria for any award provided under the Plan at the time of grants. Performance awards in particular are dependent upon a combination of performance criteria, including net sales, EBITDA, earnings per share, return on stockholders’ equity, division, group or corporate financial goals, and other factors. As a result, the grants that may be awarded under the Plan are not determinable until the Committee assesses the criteria relevant to each individual participant for the particular performance period of the award. For similar reasons, the Company cannot determine the awards that would have been granted during the 2004 fiscal year under the Plan if it had been in place during that year.

Federal Income Tax Matters

The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. No information is provided with respect to persons who are not citizens or residents of the United States, or foreign, state or local tax laws, or estate and gift tax considerations. In addition, the tax consequences to a particular participant may be affected by matters not discussed above. ACCORDINGLY, EACH PARTICIPANT IS URGED TO CONSULT HIS TAX ADVISOR CONCERNING THE TAX CONSEQUENCES TO HIM OF THE PLAN, INCLUDING THE EFFECTS OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND OF CHANGES IN THE TAX LAWS.

The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) and is not qualified under Section 401(a) of the Code.

Non-Qualified Stock Options

Under current federal income tax law, the grant of an NSO has no tax effect on the Company or the participant. If the shares of common stock of the Company received on the exercise of an NSO are not subject to restrictions on transfer or risk of forfeiture, the exercise of the NSO will result in ordinary income to the participant equal to the excess of the fair market value of the shares at the time of exercise over the option price. The participant’s tax basis in the shares will be equal to the option price plus the amount of ordinary income recognized upon the exercise of the option. Upon any subsequent disposition of the shares, any gain or loss recognized by the participant will be treated as capital gain or loss and will be long-term capital gain or loss if the shares are held for more than one year after exercise. At the time of recognition of ordinary income by the participant upon exercise, the Company will normally be allowed to take a deduction for federal income tax purposes in an amount equal to such recognized ordinary income.

If the shares received on the exercise of an NSO are subject to restrictions on transfer or risk of forfeiture (e.g., a vesting condition), different rules will apply, and the tax consequences will depend on whether the participant makes an election under Section 83(b) of the Code within 30 days after exercise of the option. If the participant does not make a Section 83(b) election, the participant will recognize ordinary income when the shares vest in an amount equal to the excess of the fair market value on the date of vesting over the exercise price. In that case, the participant’s basis in the shares will be the fair market value of the shares on the date of vesting, and participant’s holding period will begin on the date of vesting. Upon any later disposition of the shares, any gain or loss that the participant recognizes will be capital gain or loss, and will be long-term capital gain or loss if the participant holds the shares more than one year after vesting. The Company will be allowed a deduction for federal income tax purposes when the shares vest equal to the amount of ordinary income the participant recognizes.

On the other hand, if the participant makes a Section 83(b) election, the participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value on the date of exercise over the exercise price. The Company will be allowed a deduction for federal income tax purposes on the date of exercise equal to the amount of ordinary income he or she recognizes. The participant’s basis in the shares will generally begin on the date of exercise, and the participant’s basis in the shares will generally be the option price increased by the amount of ordinary income the participant recognized at the time of exercise. Upon any later disposition of the shares, any gain or loss that the participant recognizes will be capital gain or loss, and will be long-term capital gain or loss if the participant holds the shares more than one year after exercise. However, if the participant later forfeits the shares, the participant will recognize a capital loss equal to excess (if any) of the option price over any amount the participant receives from the Company on the forfeiture. In other words, if a participant makes the Section 83(b) election and thereby recognizes ordinary income on the date of exercise, the participant will receive no corresponding deduction or loss if the participant later forfeits the shares for the amount of ordinary income the participant recognized.

Incentive Stock Options

The federal income tax consequences associated with ISOs are generally more favorable to the participant and less favorable to the Company than those associated with NSOs. Under current federal income tax law, the grant of an ISO does not result in income to the participant or in a deduction for the Company at the time of the grant. Generally, the exercise of an ISO will not result in income for the participant if the participant does not dispose of the shares within two years after the date of grant or within one year after the date of exercise. If these requirements are met, the basis of the shares of common stock of the Company upon a later disposition will be the option price, any gain on the later disposition will be taxed to the participant as long-term capital gain, and the Company will not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an adjustment to regular taxable income in determining alternative minimum taxable income, which could cause the participant to be subject to the alternative minimum tax, thereby in effect depriving the participant of the tax benefits of ISO treatment. If the participant disposes of the shares before the expiration of either of the holding periods described above (a “Disqualifying Disposition”), the participant will have compensation taxable as ordinary income, and the Company will normally be entitled to a deduction, equal to the lesser of (a) the fair market value of the shares on the exercise date minus the option price, or (b) the amount realized on the disposition minus the option price. If the price realized in any such Disqualifying Disposition of the shares exceeds the fair market value of the shares on the exercise date, the excess will be treated as long-term or short-term capital gain, depending on the participant’s holding period for the shares.

Stock Appreciation Rights

A participant holding a stock appreciation right will recognize ordinary income on the exercise of the stock appreciation right equal to the amount of cash or the fair market value of the shares he receives on the exercise. The Company will receive a tax deduction in the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

Other Awards

The taxation of an award other than an option or a stock appreciation right depends on whether or not it consists of restricted stock (i.e., stock subject to a vesting restriction based on continued employment or attainment of performance goals). If an other stock unit award or a performance award does not consist of restricted stock, and is not settled in restricted stock, the participant will recognize ordinary income on the receipt of cash or shares equal to the amount of cash, or the excess of the fair market value of the shares over the amount (if any) that the participant pays for the shares. The Company will receive a tax deduction in the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

In general, no taxable income will be recognized by a participant at the time restricted stock is granted. Generally, on the date the restricted stock becomes vested, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date the shares vest and the purchase price, and the Company will receive a tax deduction for the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of vesting as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

Alternatively, a participant may elect to make an election under Section 83(b) of the Code with respect to unvested shares. If a participant makes a Section 83(b) election with the Internal Revenue Service within 30 days from the date of grant, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of grant and the purchase price, and the Company will receive a tax deduction for the same amount. If the participant makes a timely Section 83(b) election, the participant will not recognize ordinary income when the shares vest. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held. If the participant forfeits unvested shares, the participant will recognize a capital loss equal to the excess (if any) of the purchase price over any amount the participant receives from the Company on the forfeiture. Generally, if the participant makes a Section 83(b) election, and thereby recognizes ordinary income on the date of grant, the participant will receive no corresponding deduction or loss for the amount of ordinary income the participant recognized if the participant later forfeits any unvested shares.

$1,000,000 Limit on Deductible Compensation

Section 162(m) of the Code provides that any publicly-traded corporation will be denied a deduction for compensation paid to certain executive officers to the extent that the compensation exceeds $1,000,000 per officer per year. However, the deduction limit does not apply to “performance based” compensation, as defined in Section 162(m). Compensation is performance based compensation if (i) the compensation is payable on account of the attainment of one or more performance goals; (ii) the performance goals are established by a compensation committee of the Board of Directors of directors consisting of “outside directors”; (iii) the material terms of the compensation and the performance goals are disclosed to and approved by the stockholders in a separate vote; and (iv) the compensation committee certifies that the performance goals have been satisfied. The Company believes that, if the stockholders approve the Plan, the stock options and stock appreciation rights granted thereunder will satisfy the requirements to be treated as performance based compensation, and accordingly will not be subject to the deduction limit of Section 162(m) of the Code. As discussed above, the Company intends that restricted stock, other stock unit awards, and performance awards granted to executive officers whose compensation is subject to the deduction limit of Section 162(m) will also qualify as performance based compensation.

Excess Parachute Payments

Under Section 4999 of the Code, certain officers, stockholders, or highly- compensated individuals (“Disqualified Individuals”) will be subject to an excise tax (in addition to federal income taxes) of 20% of the amount of certain “excess parachute payments” which they receive as a result of a change in control of the Company. Furthermore, Section 280G of the Code prevents the Company from taking a deduction for any “excess parachute payments.” The cash out or acceleration of the vesting of stock options, stock appreciation rights, restricted stock, other stock unit awards or performance awards upon a change of control may cause the holders of such stock options, stock appreciation rights, restricted stock, other stock unit awards and performance awards who are Disqualified Individuals to recognize certain amounts as “excess parachute payments” on which they must pay the 20% excise tax, and for which the Company will be denied a tax deduction.

Special Rules; Withholding of Taxes

Special tax rules may apply to a participant who is subject to Section 16 of the Exchange Act. Other special tax rules will apply if a participant exercises a stock option by delivering shares of Company common stock which he or she already owns, or through a “broker’s exercise.”

The Company may take whatever steps the Committee deems appropriate to comply with any applicable withholding tax obligation in connection with the exercise of an option or stock appreciation right or the grant or vesting of restricted stock, other stock unit awards, or performance awards, including requiring any participant to pay the amount of any applicable withholding tax to the Company in cash. The Committee may, in its discretion, authorize “cashless withholding.”

PROPOSAL 3

APPROVAL AND ADOPTION OF CHARTER AMENDMENT

(Item No. 3 on Proxy Card)

Background

The Company is currently authorized to issue 80,250,000 shares of capital stock, divided into 80,000,000 shares of Common Stock, $0.10 par value per share, and 250,000 shares of Preferred Stock, $1.00 par value per share. As of March 18, 2005, 40,501,605 shares of Pinnacle Common Stock were issued and outstanding (excluding 2,008,986 treasury shares) and 4,575,125 shares of Pinnacle Common Stock were reserved for issuance upon exercise of outstanding options, leaving 34,923,270 authorized shares of Pinnacle Common Stock available. As of March 18, 2005, there were no shares of Pinnacle Preferred Stock issued or outstanding.

Although the Company does not have any current plans to take any action that would require it to issue shares of Pinnacle Common Stock (other than to fulfill its obligations under outstanding options), examples of such potential actions include:

•	distributing stock splits or stock dividends;

•	consummating capital market transactions;

•	financing corporate initiatives, such as the Company’s proposed projects in the City of St. Louis and St. Louis County;

•	acquiring businesses or assets for stock;

•	granting new awards under employee benefit plans or issuing other equity incentive awards; or

•	issuing convertible securities.

In addition, the Company has an effective shelf registration statement on Form S-3 on file with the Securities and Exchange Commission that allows for the Company to issue various types of securities, including Pinnacle Common Stock, Pinnacle Preferred Stock and debt securities, from time to time, up to an aggregate offering price of approximately $52.9 million remaining (as amended, the “Shelf Registration Statement”). Moreover, the Company could file additional shelf registration statements in the future. Although the Company does not have any current plans to issue any Pinnacle Common Stock under the Shelf Registration Statement or any future shelf registration statements, approval of the proposed amendment to the Company’s Restated Certificate of Incorporation would enable the Company to issue more Pinnacle Common Stock without stockholder approval.

Proposal

The proposed amendment to the Company’s Restated Certificate of Incorporation, the relevant portion of which is attached to this Proxy Statement as Appendix B, would increase the number of authorized shares of Pinnacle Common Stock from 80,000,000 shares to 100,000,000 shares.

The Company proposes to amend the first paragraph of ARTICLE IV of its Restated Certificate of Incorporation to read in full as follows:

“The amount of the total authorized capital stock of the corporation is 100,250,000 shares which are divided into two classes as follows:

250,000 shares of Preferred Stock having a par value of $1.00 per share; and

100,000,000 shares of Common Stock having a par value of $0.10 per share.”

The effect of the proposed amendment is to give the Company’s Board of Directors the flexibility to issue shares of Pinnacle Common Stock to meet the recurring needs of the Company’s business without undue delay.

This increase would not affect the rights of the Company’s stockholders to approve an issuance of Pinnacle Common Stock in circumstances specified by the rules of the New York Stock Exchange or applicable law.

All shares of Pinnacle Common Stock, including those now authorized and those that would be authorized by the proposed amendment to the Company’s Restated Certificate of Incorporation, are equal in rank and have the same voting, dividend and liquidation rights. Holders of the Pinnacle Common Stock do not have preemptive rights.

Ability of Board to Issue Authorized Shares; Certain Issuances Requiring Stockholder Approval

Once authorized, additional shares of Pinnacle Common Stock may be issued upon approval by the Board of Directors and without further approval of the stockholders unless stockholder approval is required by applicable law or the rules of the New York Stock Exchange. Shares may be issued for such consideration as the Board of Directors may determine and as may be permitted by applicable law.

The rules of the New York Stock Exchange require the prior approval of shares representing the majority of the votes cast (assuming the presence of a quorum) in the following situations:

•	an issuance that will result in a change of control of the Company;

•	an issuance of Pinnacle Common Stock (or securities convertible into or exercisable for Pinnacle Common Stock) in any transaction or series of related transactions if:

•	the Pinnacle Common Stock to be issued has, or will have upon issuance, voting power of 20 percent or more of the voting power outstanding before the issuance of such stock (or securities convertible into or exercisable for Pinnacle Common Stock); or

•	the number of shares of Pinnacle Common Stock to be issued is, or will be upon issuance, equal to or in excess of 20 percent of the number of shares of Pinnacle Common Stock outstanding before the issuance of the securities (or securities convertible into or exercisable for Pinnacle Common Stock), unless such issuance involves any public offering for cash, any bona fide private financing involving a sale of Pinnacle Common Stock for cash at a price at least as great as each of the book and market value of the Pinnacle Common Stock, or securities convertible into or exercisable for Pinnacle Common Stock for cash if the conversion or exercise price is at least as great as each of the book and market value of the Pinnacle Common Stock;

•	any issuance of Pinnacle Common Stock (or securities convertible into or exercisable for Pinnacle Common Stock) to a director, officer or certain substantial security holders of the Company (or to certain related persons of such parties) if the number of shares to be issued involves more than one percent of the number of shares of Pinnacle Common Stock or one percent of the voting power outstanding before the issuance (however, in certain circumstances involving issuances to substantial security holders, the applicable threshold is five percent of the number of shares of Pinnacle Common Stock or five percent of the voting power outstanding before the issuance); and

•	for all “equity-compensation plans”, or “material revisions” to existing “equity compensation plans” (each as defined by NYSE rules), other than employment inducement awards, certain grants, plans and amendments in the context of mergers and acquisitions, and tax qualified and parallel non-qualified benefit plans. In addition, NYSE rules prohibit brokers from voting their customers’ shares on proposals for stock option plans unless they have received instructions from customers to do so.

Certain Effects of the Amendment

If the proposed amendment becomes effective, under certain circumstances it could have an anti-takeover effect. For example, if the Company became the subject of a hostile takeover attempt, the Company could attempt to obstruct the takeover by issuing shares of Pinnacle Common Stock which would have the effect of diluting the voting power of the outstanding shares and increasing the cost of the potential takeover. In addition, the increase in authorized shares, if approved, may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful. The Company’s Board of Directors and executive officers have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of the Pinnacle Common Stock.

In certain instances, the issuance of additional shares of Pinnacle Common Stock will have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of Pinnacle’s capital stock. It may also adversely affect the market price of Pinnacle Common Stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided and allow the Company to pursue its business plans, the market price of Pinnacle Common Stock may increase.

In addition, a two-for-one stock split effected through a stock dividend could not be consummated with the current number of the Company’s authorized shares. The Company does not have any current intent to effect such a stock split. However, the amendment to the Company’s Restated Certificate of Incorporation would permit a stock split effected through a stock dividend to occur if the Board of Directors should determine to authorize such a stock split at a future date.

Required Vote

Affirmative votes representing a majority of the issued and outstanding shares of Pinnacle Common Stock entitled to vote on this proposal will be required to approve this proposal. Abstentions and broker non-votes will count as votes against this proposal because they will be counted as entitled to vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” APPROVAL AND ADOPTION OF THE CHARTER AMENDMENT.

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Deloitte & Touche LLP served as the Company’s independent public accountants for the fiscal year ended December 31, 2004 and continues to serve as the Company’s independent public accountants. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make statements if they desire and will be available to respond to questions.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Under the Company’s Bylaws, stockholders who wish to present proposals for action, or to nominate directors, at the next annual meeting of stockholders of the Company (that is, the next annual meeting following the Annual Meeting to which this Proxy Statement relates) must give written notice thereof to the Secretary of the Company at the address set forth on the cover page of this Proxy Statement in accordance with the then current provisions of the Company’s Bylaws. The Bylaws currently require that such notice be given not more than 120 days nor less than 90 days prior to the first anniversary of this year’s Annual Meeting (i.e., no earlier than January 3, 2006 and no later than February 2, 2006). If, however, the Company advances the date of the next annual meeting by more than 30 days or delays such date by more than 60 days, notice by the stockholder must be given not earlier than 120 days in advance of such meeting and not after the later of (i) 90 days in advance of such meeting or, (ii) the tenth day following the first public announcement of the date of such meeting. Stockholder notices must contain the information required by Section 1 of Article I of the Company’s Bylaws.

In order to be eligible for inclusion in the Company’s proxy statement and proxy card for the next annual meeting pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals would have to be received by the Secretary of the Company no later than December 5, 2005 if the next annual meeting were held on or near May 3, 2006. In the event that the Company elects to hold its next annual meeting more than 30 days before or after the anniversary of this Annual Meeting, such stockholder proposals would have to be received by the Company a reasonable time before the Company’s solicitation is made. If the Company does not have notice of a matter to come before the next annual meeting by February 2, 2006 (or, in the event the next annual meeting is held more than 30 days before or 60 days after the anniversary of this Annual Meeting, then by the date described in the preceding paragraph relating to such delay or advance in the meeting date), the Company’s proxy for such meeting will confer discretionary authority to vote for such matter. Further, in order for such stockholder proposals to be eligible to be brought before the stockholders at the next annual meeting, the stockholder submitting such proposals must also comply with the procedures, including the deadlines, required by the Company’s then current Bylaws, as referenced in the preceding paragraph. Stockholder nominations of directors are not stockholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company’s proxy statement.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K AND OTHER MATTERS

The Company’s Annual Report to Stockholders, which was mailed to stockholders with or preceding this Proxy Statement, contains financial and other information about the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Compensation Committee Report on Executive Compensation,” “The Audit Committee Report” and “Performance Graph” and the Company-operated websites referenced in this Proxy Statement shall not be deemed filed with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of the Section 18 of the Exchange Act, and shall not be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “1933 Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT TO STOCKHOLDERS FOR 2004 AND ITS ANNUAL REPORT ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES AND EXHIBITS, FILED WITH THE SEC FOR FISCAL YEAR 2004 TO ANY BENEFICIAL OWNER OF PINNACLE COMMON STOCK AS OF THE RECORD DATE UPON WRITTEN REQUEST TO PINNACLE ENTERTAINMENT, INC., 3800 HOWARD HUGHES PARKWAY, LAS VEGAS, NV 89109, ATTENTION: INVESTOR RELATIONS.

APPENDIX A

2005 Equity and Performance Incentive Plan

PINNACLE ENTERTAINMENT, INC.

2005 EQUITY AND PERFORMANCE INCENTIVE PLAN

PINNACLE ENTERTAINMENT, INC., a corporation existing under the laws of the State of Delaware (the “Company”), hereby establishes and adopts the following 2005 Equity and Performance Incentive Plan (the “Plan”). Certain capitalized terms used in the Plan are defined in Article 2.

RECITALS

WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who are expected to contribute to the success of the Company and to encourage such individuals to remain as directors, employees, consultants and/or advisors of the Company and its Affiliates by increasing their proprietary interest in the Company’s growth and success; and

WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of Awards to Participants whose judgment, initiative and efforts are or have been or are expected to be responsible for the success of the Company.

NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

ARTICLE I

PURPOSE OF THE PLAN

1.1 Purpose. The purpose of the Plan is to assist the Company and its Affiliates in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

ARTICLE II

DEFINITIONS

2.1 “Affiliate” shall mean (i) any person or entity that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company (including any Parent or Subsidiary) or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

2.2 “Applicable Laws” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal and state securities law, federal and state tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted. For all purposes of this Plan, references to statutes and regulations shall be deemed to include any successor statutes and regulations, to the extent reasonably appropriate as determined by the Committee.

2.3 “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Dividend Equivalent, Other Stock Unit Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.4 “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

2.5 “Board” shall mean the board of directors of the Company.

2.6 “Cause” shall have the meaning set forth in a Participant’s employment or consulting agreement with the Company (if any), or if not defined therein, shall mean (i) acts or omissions by the Participant which constitute intentional material misconduct or a knowing violation of a material policy of the Company or any of its subsidiaries, (ii) the Participant personally receiving a benefit in money, property or services from the Company or any of its subsidiaries or from another person dealing with the Company or any of its subsidiaries, in material violation of applicable law or Company policy, (iii) an act of fraud, conversion, misappropriation, or embezzlement by the Participant or his conviction of, or entering a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof (other than DUI), or (iv) any deliberate and material misuse or improper disclosure of confidential or proprietary information of the Company.

2.7 “Change of Control” shall mean the occurrence of any of the following events:

(i) The direct or indirect acquisition by an unrelated “Person” or “Group” of “Beneficial Ownership” (as such terms are defined below) of more than 50% of the voting power of the Company’s issued and outstanding voting securities in a single transaction or a series of related transactions;

(ii) The direct or indirect sale or transfer by the Company of substantially all of its assets to one or more unrelated Persons or Groups in a single transaction or a series of related transactions;

(iii) The merger, consolidation or reorganization of the Company with or into another corporation or other entity in which the Beneficial Owners of more than 50% of the voting power of the Company’s issued and outstanding voting securities immediately before such merger or consolidation do not own more than 50% of the voting power of the issued and outstanding voting securities of the surviving corporation or other entity immediately after such merger, consolidation or reorganization; or

(iv) During any consecutive two-year period, individuals who at the beginning of such period constituted the Board of the Company (together with any new Directors whose election to such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the Directors of the Company then still in office who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of the Company then in office.

None of the foregoing events, however, shall constitute a Change of Control if such event is not a “Change in Control Event” under IRS Notice 2005-1 or successor IRS guidance. For purposes of determining whether a Change of Control has occurred, the following Persons and Groups shall not be deemed to be “unrelated”: (A) such Person or Group directly or indirectly has Beneficial Ownership of more than 50% of the issued and outstanding voting power of the Company’s voting securities immediately before the transaction in question, (B) the Company has Beneficial Ownership of more than 50% of the voting power of the issued and outstanding voting securities of such Person or Group, or (C) more than 50% of the voting power of the issued and outstanding voting securities of such Person or Group are owned, directly or indirectly, by Beneficial Owners of more than 50% of the issued and outstanding voting power of the Company’s voting securities immediately before the transaction in question. The terms “Person,” “Group,” “Beneficial Owner,” and “Beneficial Ownership” shall have the meanings used in the Exchange Act.

2.8 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

2.9 “Committee” shall mean the Committee constituted under Section 4.2 to administer this Plan.

2.10 “Company” has the meaning set forth in introductory paragraph of the Plan.

2.11 “Consultant” means any person, including an advisor, who (i) is a natural person, (ii) provides bona fide services to the Company or a Parent or Subsidiary, and (iii) provides services that are not in connection with the offer or sale of securities in a capital-raising transaction, and that do not directly or indirectly promote or maintain a market for the securities of the Company; provided that the term ‘Consultant’ does not include (i) Employees or (ii) Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

2.12 “Continuous Status as an Employee, Director or Consultant” means that the employment, director or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary, or by the Employee, Director or Consultant. Continuous Status as an Employee, Director or Consultant will not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave, provided, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor; or (iii) in the case of an Award other than an Incentive Stock Option, the ceasing of a person to be an Employee while such person remains a Director or Consultant, the ceasing of a person to be a Director while such person remains an Employee or Consultant or the ceasing of a person to be a Consultant while such person remains an Employee or Director.

2.13 “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

2.14 “Director” shall mean a non-employee member of the Board or a non-employee member of the board of directors of a Parent or Subsidiary.

2.15 “Disability” shall mean total and permanent disability as defined in Section 22(e)(3) of the Code.

2.16 “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.17 “Employee” shall mean any employee of the Company or any Parent or Subsidiary.

2.18 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.19 “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be determined as follows:

(i) If the Shares are listed on any established stock exchange or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a Share will be (i) the closing sales price for such Shares (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) on the last market trading day prior to the day of determination or (ii) any sales price for such Shares (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) on the day of determination, as the Committee may select, in each case as reported in the Wall Street Journal or any other source the Committee considers reliable.

(ii) If the Shares are quoted on the NASDAQ System (but not on the NASDAQ National Market System) or are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Shares on (i) the last market trading day prior to the day of determination or (ii) the day of determination, as the Committee may select, in each case as reported in the Wall Street Journal or any other source the Committee considers reliable.

(iii) If the Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and any other factors the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding.

2.20 “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50 percent of the voting interests.

2.21 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.22 “Individual Arrangements” means the Nonqualified Stock Option Agreement dated as of January 11, 2003 by and between the Company and Stephen H. Capp, and the Nonqualified Stock Option Agreements dated as of April 10, 2002 by and between the Company and Daniel R. Lee.

2.23 “Limitations” shall have the meaning set forth in Section 3.2.

2.24 “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.25 “Other Stock Unit Award” shall have the meaning set forth in Section 8.1.

2.26 “Parent” means a “parent corporation” with respect to the Company, whether now or later existing, as defined in Section 424(e) of the Code.

2.27 “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.28 “Payee” shall have the meaning set forth in Section 13.1.

2.29 “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 9.

2.30 “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.31 “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.32 “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.33 “Prior Plans” shall mean, collectively, the Company’s 1993, 1996, 2001 and 2002 Option Plans, as amended.

2.34 “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.35 “Restricted Period” shall have the meaning set forth in Section 7.1.

2.36 “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.37 “Shares” shall mean the shares of common stock of the Company, par value $0.10 per share.

2.38 “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.39 “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.40 “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

ARTICLE III

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to adjustment as provided in Section 12.2, a total of 3,000,000 Shares shall be authorized for grant under the Plan, plus any Shares subject to awards granted under the Prior Plans and Individual Arrangements, which such awards are forfeited, expire or otherwise terminate without issuance of Shares, or are settled for cash or otherwise do not result in the issuance of Shares, on or after the effective date of this Plan. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one Share for every one Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights (including, but not limited to, Shares delivered in satisfaction of Dividend Equivalents) shall be counted against this limit as 1.4 Shares for every one Share granted.

(b) If any Shares subject to an Award or to an award under the Prior Plans or Individual Arrangements are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award or award under the Prior Plans or Individual Arrangements is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 3.1(e) below.

(c) In the event that (i) any Option or other Award granted under this Plan or any option or award granted under the Prior Plans or Individual Arrangements is exercised through the tendering of Shares (either actually, by attestation, or by the giving of instructions to a broker to remit to the Company that portion of the sales price required to pay the exercise price) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Options or Awards under this Plan or options or awards under a Prior Plan or an Individual Arrangement are satisfied by the tendering of Shares (either actually, by attestation, or by the giving of instructions to a broker to remit to the Company that portion of the sales price required to pay the exercise price) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall not again be available for Awards under the Plan.

(d) Substitute Awards shall not reduce the Shares authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were employees, directors or consultants of such acquired or combined company before such acquisition or combination.

(e) Any Shares that again become available for grant pursuant to this Article 3 shall be added back as one Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans or Individual Arrangements, and as 1.4 Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

3.2 Limitations on Grants to Individual Participant. Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any 12-month period with respect to more than 1,500,000 Shares, or (ii) Restricted Stock, Performance Awards and/or Other Stock Unit Awards that are denominated in Shares in any 12-month period with respect to more than 750,000 Shares (the “Limitations”). In addition to the foregoing, the maximum dollar value payable to any Participant in any 12-month period with respect to Performance Awards and/or Other Stock Unit Awards that are valued with reference to cash or property other than Shares is $2,500,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

3.3 Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

ARTICLE IV

ELIGIBILITY AND ADMINISTRATION

4.1 Eligibility. Any Employee, Director or Consultant shall be eligible to be selected as a Participant. Only Employees may receive awards of Incentive Stock Options.

4.2 Administration.

(a) The Plan shall be administered by the Committee, constituted as follows:

(i) The Committee will consist of the Board, or a committee designated by the Board, which Committee will be constituted to satisfy Applicable Laws. Once appointed, a Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, unless the Board expressly resolves to the contrary, while the Company is registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by the Compensation Committee of the Board (or such other committee designated by the Compensation Committee of the Board), consisting of no fewer than two Directors, each of whom is (A) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (B) an “outside director” within the meaning of Section

162(m)(4)(C)(i) of the Code, and (C) an “independent director” for purpose of the rules and regulations of the New York Stock Exchange or other exchange or quotation system on which the Shares are principally traded; provided, however, the failure of the Committee to be composed solely of individuals who are “non-employee directors,” “outside directors,” and “independent directors” shall not render ineffective or void any awards or grants made by, or other actions taken by, such Committee.

(ii) The Plan may be administered by different bodies with respect to Directors, officers who are not Directors, and Employees and Consultants who are neither Directors nor officers, and Covered Employees.

(b) The Committee shall have full discretion, power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Consultants and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder and the form and content of any Award Agreement; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property, subject to the provisions of the Plan; (vi) determine whether, to what extent and under what circumstances any Award shall be modified, amended, canceled or suspended; (vii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (viii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (ix) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (x) determine whether any Award will have Dividend Equivalents; (xi) determine whether, to what extent, and under what circumstances cash, Shares, or other property payable with respect to an Award shall be deferred either automatically or at the election of the Participant; provided that the Committee shall take no action that would subject the Participant to a penalty tax under Section 409A of the Code; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(c) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, any stockholder and any Employee or any Affiliate. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

(d) The Committee may delegate to a committee of one or more Directors of the Company or, to the extent permitted by Applicable Law, to one or more officers or a committee of officers, the authority to grant Awards to Employees and officers of the Company who are not Directors, Covered Employees, or “officers,” as such term is defined by Rule 16a-l(f) of the Exchange Act, and to cancel or suspend Awards to Employees and officers of the Company who are not Directors, Covered Employees, or “officers,” as such term is defined by Rule 16a-l(f) of the Exchange Act.

ARTICLE V

OPTIONS

5.1 Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article 5 and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2 Award Agreements. All Options granted pursuant to this Article 5 shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article 5 may hold more than one Option granted pursuant to the Plan at the same time.

5.3 Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article 5 shall not be less than 100% of the Fair Market Value of such Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Committee shall not be permitted to (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of the New York Stock Exchange or other exchange or quotation system on which the Shares are principally traded.

5.4 Option Period. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten years from the date the Option is granted.

5.5 Exercise of Options. Vested Options granted under the Plan shall be exercised by the Participant (or by the Participant’s executors, administrators, guardian, beneficiary, or legal representative, or Family Members, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (a) in cash or by certified check or bank check or wire transfer of immediately available funds, (b) with the consent of the Committee, by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), (c) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (d) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (e) with the consent of the Committee, by delivery of a properly executed exercise notice together with any other documentation as the Committee and the Participant’s broker, if applicable, require to effect an exercise of the Option and delivery to the Company of the sale or other proceeds (as permitted by Applicable Law) required to pay the exercise price, (f) through any other method specified in an Award Agreement, or (g) any combination of any of the foregoing. In connection with a tender of previously acquired Shares pursuant to clause (b) above, the Committee, in its sole discretion, may permit the Participant to constructively exchange Shares already owned by the Participant in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

5.6 Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

5.7 Incentive Stock Options. With respect to the Options that may be granted by the Committee under the Plan, the Committee may grant Options intended to qualify as Incentive Stock Options to any Employee of the Company or any Parent or Subsidiary, subject to the requirements of Section 422 of the Code. The Award Agreement of an Option intended to qualify as an Incentive Stock Option shall designate the Option as an Incentive Stock Option Notwithstanding anything in Section 3.1 to the contrary and solely for the purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 3,000,000 Shares. Notwithstanding the provisions of Section 5.3, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the provisions of Section 5.4, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five years from the date of grant or any shorter term specified in the Award Agreement. Notwithstanding the foregoing, if the Shares subject to an Employee’s Incentive Stock Options (granted under all plans of the Company or any Parent or Subsidiary), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for this excess will be not be treated as Incentive Stock Options. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the time of grant.

5.8 Termination of Employment or Consulting Relationship or Directorship. If a Participant holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, death or Disability), the Participant may exercise the Options that were vested and exercisable as of the date of termination until the end of the original term or for a period of 90 days following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

5.9 Disability of Participant. If a Participant holds Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates because of Disability, the Participant may exercise the Options that were vested or unvested as of the date of termination until the end of the original term or for a period of 36 months following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

5.10 Death of Participant. If a Participant holds Options on the date his or her death, the Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance or under Section 12.3 may exercise the Options that were vested or unvested as of the date of death until the end of the original term or for a period of 36 months following the date of death, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance or under Section 12.3 does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1 Grant and Exercise. The Committee may provide Stock Appreciation Rights either alone or in addition to other Awards upon such terms and conditions as the Committee may establish in its sole discretion.

6.2 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise or such other amount as the Committee shall so determine at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right.

(b) Upon the exercise of a Stock Appreciation Right, payment shall be made in whole Shares, or cash to the extent permissible without penalty to the Participant under Section 409A of the Code.

(c) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d) The Committee may impose such other conditions or restrictions on the terms of exercise and the exercise price of any Stock Appreciation Right, as it shall deem appropriate. In connection with the foregoing, the Committee shall consider the applicability and effect of Section 162(m) of the Code. Notwithstanding the foregoing provisions of this Section 6.2, but subject to Section 12.2, a Stock Appreciation Right shall not have (i) an exercise price less than Fair Market Value on the date of grant, or (ii) a term of greater than ten years. In addition to the foregoing, but subject to Section 12.2, the base amount of any Stock Appreciation Right shall not be reduced after the date of grant. The Committee shall take no action under this Article 6 that would subject a Participant to a penalty tax under Section 409A of the Code.

6.3 Termination of Employment or Consulting Relationship or Directorship. If a Participant holds exercisable Stock Appreciation Rights on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, death or Disability), the Participant may exercise the Stock Appreciation Rights that were vested and exercisable as of the date of termination until the end of the original term or for a period of 90 days following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant is not entitled to exercise his or her entire Stock Appreciation Right at the date of such termination, the Shares covered by the unexercisable portion of the Stock Appreciation Right will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Stock Appreciation Right will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise a Stock Appreciation Right within the time specified above after termination, that Stock Appreciation Right will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

6.4 Disability of Participant. If a Participant holds Stock Appreciation Rights on the date his or her Continuous Status as an Employee, Director or Consultant terminates because of Disability, the Participant may exercise the Stock Appreciation Rights that were vested or unvested as of the date of termination until the end of the original term or for a period of 36 months following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant does not exercise a Stock Appreciation Right within the time specified above after termination, that Stock Appreciation Right will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

6.5 Death of Participant. If a Participant holds Stock Appreciation Rights on the date his or her death, the Participant’s estate or a person who acquired the right to exercise the Stock Appreciation Rights by bequest or inheritance or under Section 12.3 may exercise the Stock Appreciation Rights that were vested or unvested as of the date of death until the end of the original term or for a period of 36 months following the date of death, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee).

If the Participant’s estate or a person who acquired the right to exercise the Stock Appreciation Right by bequest or inheritance or under Section 12.3 does not exercise the Stock Appreciation Right within the time specified above after termination, that Stock Appreciation Right will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

ARTICLE VII

RESTRICTED STOCK AWARDS

7.1 Grants. Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award”). A Restricted Stock Award shall be subject to restrictions imposed by the Committee covering a period of time specified by the Committee (the “Restriction Period”). The provisions of Restricted Stock Awards need not be the same with respect to each recipient. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Affiliate as a condition precedent to the issuance of Restricted Stock.

7.2 Award Agreements. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.

7.3 Rights of Holders of Restricted Stock. Except as otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however that any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares.

ARTICLE VIII

OTHER STOCK UNIT AWARDS

8.1 Other Stock Unit Awards. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan, and such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Other Stock Unit Awards shall be paid in Shares or cash. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees, Consultants and Directors to whom and the time or times at which such Other Stock Unit Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other conditions of the Awards. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient.

8.2 Terms and Conditions. Shares (including securities convertible into Shares) subject to Awards granted under this Article 8 may be issued for no consideration or for such minimum consideration as may be required by Applicable Law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Article 8 shall be purchased for such consideration as the Committee shall determine in its sole discretion.

ARTICLE IX

PERFORMANCE AWARDS

9.1 Terms of Performance Awards. Performance Awards may be issued hereunder to Participants, for no consideration or for such minimum consideration as may be required by Applicable Law, either alone or in addition to other Awards granted under the Plan. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than six months nor longer than five years. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period.

ARTICLE X

CODE SECTION 162(m) PROVISIONS

10.1 Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time Restricted Stock, a Performance Award or an Other Stock Unit Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2 Performance Criteria. If Restricted Stock, a Performance Award or an Other Stock Unit Award is subject to this Article 10, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels, or growth, of one or any combination of the following: net sales; pretax income before allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”); economic value-added models; comparisons with various stock market indices; reductions in costs, and/or return on invested capital of the Company or any Affiliate, division or business unit of the Company for or within which the Participant is primarily employed. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an Affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. In setting performance goals, the committee may specify objective adjustments to any of the foregoing measures for items that it determines will not properly reflect the Company’s financial performance for these purposes, such as the write-off of debt issuance costs, pre-opening and development costs, gain or loss from asset dispositions, asset or other impairment charges, litigation settlement costs, and other non-routine items that the Committee foresees may occur during the Performance Period. The Committee may also exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations and charges for extraordinary items, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

10.3 Adjustments. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Article 10, the Committee may adjust downward, but not upward, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or Disability of the Participant or the occurrence of a Change of Control.

10.4 Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Article 10, the Committee shall certify in writing that the applicable performance goals have been achieved to the extent necessary for such Award to qualify as “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code.

10.5 Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article 10 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or which are not inconsistent with such requirements.

ARTICLE XI

CHANGE OF CONTROL PROVISIONS

11.1 Impact of Change of Control. The terms of any Award may provide in the Award Agreement evidencing the Award, or the Committee may determine in its discretion, that, upon a Change of Control of the Company, (a) Options and Stock Appreciation Rights outstanding as of the date of the Change of Control immediately vest and become fully exercisable, (b) restrictions and deferral limitations on Restricted Stock lapse and the Restricted Stock become free of all restrictions and limitations and become fully vested, (c) all Performance Awards shall be considered to be earned and payable (either in full or pro-rata based on the portion of Performance Period completed as of the date of the Change of Control), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, (d) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant, and (e) such other additional benefits, changes or adjustments as the Committee deems appropriate shall apply, subject in each case to any terms and conditions contained in the Award Agreement evidencing such Award. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, (a) each Option and Stock Appreciation Right shall remain exercisable for only a limited period of time determined by the Committee (provided that they remain exercisable for at least 30 days after notice of such action is given to the Participants), or (b) each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and such Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. Notwithstanding the foregoing and the provisions of Section 11.2, the Committee will take no action that would subject any Participant to a penalty tax under Section 409A of the Code.

11.2 Assumption Upon Change of Control. Notwithstanding the foregoing, the terms of any Award Agreement may also provide that, if in the event of a Change of Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award, then each outstanding Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award shall not be accelerated as described in Sections 11.1(a), (b) and (d). For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award shall be considered assumed or substituted for if following the Change of Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. Any assumption or substitution of an Incentive Stock Option will be made in a manner that will not be considered a “modification” under the provisions of Section 424(h)(3) of the Code. Notwithstanding the foregoing, on such terms and conditions as may be set forth in an Award Agreement, in the event of a termination of a Participant’s employment in such successor company within a specified time period following such Change of Control, each Award held by such Participant at the time of the Change of Control shall be accelerated as described in Sections 11.1(a), (b) and (d) above.

ARTICLE XII

GENERALLY APPLICABLE PROVISIONS

12.1 Amendment and Modification of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by Applicable Law; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3, (e) increase the maximum permissible term of any Option specified by Section 5.4, or (f) amend any provision of Section 3.2. In addition, no amendments to, or termination of, the Plan (other than by reason of the failure of stockholders to approve the Plan in the manner set forth in Section 13.12) shall in any way impair the rights of a Participant under any Award previously granted without such Participant’s consent.

12.2 Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee, in its sole discretion, deems equitable or appropriate, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number. Where an adjustment under this Section 12.2 is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a “modification” under the provisions of subsection 424(h)(3) of the Code.

12.3 Transferability of Awards. Except as provided below, and except as otherwise authorized by the Committee in an Award Agreement, no Award, and no Shares subject to Awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, to the extent that the Committee so authorizes in the Award Agreement or otherwise, an Award other than an Incentive Stock Option may be assigned, in whole or in part, during the Participant’s lifetime to one or more Family Members of the Participant.

Rights under the assigned portion may be exercised by the Family Member(s) who acquire a proprietary interest in such Award pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately before such assignment and shall be set forth in such documents issued to the assignee as the Committee deems appropriate.

(a) Designation of Beneficiary. A Participant may file a written designation of a beneficiary who is to receive any Awards that remain unexercised in the event of the Participant’s death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for the designation to be effective. The Participant may change such designation of beneficiary at any time by written notice to the Committee, subject to the above spousal consent requirement.

(b) Effect of No Designation. If a Participant dies and there is no beneficiary validly designated and living at the time of the Participant’s death, the Company will deliver such Participant’s Awards to the executor or administrator of his or her estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Awards to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c) Death of Spouse or Dissolution of Marriage. If a Participant designates his or her spouse as beneficiary, that designation will be deemed automatically revoked if the Participant’s marriage is later dissolved. Similarly, any designation of a beneficiary will be deemed automatically revoked upon the death of the beneficiary if the beneficiary predeceases the Participant. Without limiting the generality of the preceding sentence, the interest in Awards of a spouse of a Participant who has predeceased the Participant or whose marriage has been dissolved will automatically pass to the Participant, and will not be transferable by such spouse in any manner, including but not limited to such spouse’s will, nor will any such interest pass under the laws of intestate succession.

12.4 Termination of Employment. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Affiliate (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5 Dividend Equivalents. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

ARTICLE XIII

MISCELLANEOUS

13.1 Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or to the Participant’s executors, administrators, guardian, beneficiary, or legal representative, or Family Members) (any such person, a “Payee”) net of any applicable Federal, State and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Rights, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award, or (e) any other event occurring pursuant to the Plan. The Company or any Affiliate shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), or by directing the Company to retain Shares (up to the employee’s minimum required tax withholding rate) otherwise deliverable in connection with the Award. If Shares acquired upon exercise of any Incentive Stock Option are disposed of in a disposition that, under Section 422 of the Code, disqualifies the holder from the application of Section 421(a) of the Code, the holder of the Shares immediately before the disposition will comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

13.2 Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Consultant or Director the right to continue in the employment or service of the Company or any Affiliate or affect any right that the Company or any Affiliate may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Consultant or Director at any time for any reason. The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

13.3 Prospective Recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

13.4 Cancellation of Award. Notwithstanding anything to the contrary contained herein, all outstanding Awards granted to any Participant may be canceled in the discretion of the Committee if the Participant’s Continuous Status as an Employee, Director or Consultant is terminated for Cause, or if, after the termination of the Participant’s Continuous Status as an Employee, Director, or Consultant, the Committee determines that Cause existed before such termination.

13.5 Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the provisions of this Plan, the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.6 Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Affiliate, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan and any Stock Appreciation Rights constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under Applicable Law, as compensation for purposes of any of the employee benefit plans of the Company or any Affiliate except as may be determined by the Committee or by the Board or board of directors of the applicable Affiliate.

13.7 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.8 Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.9 Construction. All references in the Plan to “Section,” “Sections,” or “Article” are intended to refer to the Section, Sections or Article, as the case may be, of the Plan. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.10 Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.11 Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly.

13.12 Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of its adoption by the Board, subject to the approval of the Plan, within 12 months thereafter, by affirmative votes representing a majority of the votes cast under Applicable Laws at a duly constituted meeting of the stockholders of the Company. After the adoption of this Plan by the Board, Awards may be made, but all such Awards shall be subject to stockholder approval of this Plan in accordance with the first sentence of this Section 13.12, and no Options or Stock Appreciation Rights may be exercised prior to such stockholder approval of the Plan. If the stockholders do not approve this Plan in the manner set forth in the first sentence of this Section 13.12, this Plan, and all Awards granted hereunder, shall be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan (unless the Board sooner suspends or terminates the Plan under Section 12.1), on which date the Plan will expire except as to Awards then outstanding under the Plan. Notwithstanding the foregoing, unless affirmative votes representing a majority of the votes cast under Applicable Laws approve the continuation of Article 10 at the first duly constituted meeting of the stockholders of the Company that occurs in the fifth year following the effective date of this Plan, no Awards other than Options or Stock Appreciation Rights shall be made to Covered Employees following the date of such meeting. Except as set forth in the third sentence of this Section 13.12, outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.13 Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

13.14 Effect on Prior Plans. On the approval of this Plan by the stockholders of the Company in the manner set forth in Section 13.12, the Prior Plans shall be cancelled and no further grants or awards shall be made under the Prior Plans. Grants and awards made under the Prior Plans before the date of such cancellation, however, shall continue in effect in accordance with their terms. Grants and awards made under the Individual Arrangements shall likewise continue in effect in accordance with their terms.

13.15 Other Company Compensation Plans. Shares available for Awards under the Plan may be used by the Company as a form of payment of compensation under other Company compensation plans, whether or not existing on the date hereof. To the extent any Shares are used as such by the Company, such Shares will reduce the then number of Shares available under Article 3 of the Plan for future Awards.

13.16 Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

APPENDIX B

Proposed Amendment to Article IV of the Restated Certificate of Incorporation

of Pinnacle Entertainment, Inc.

(Amendment To Be Voted on Is Underlined)

ARTICLE IV

The amount of the total authorized capital stock of the corporation is 100,250,000 shares which are divided into two classes as follows:

250,000 shares of Preferred Stock having a par value of $1.00 per share; and

100,000,000 shares of Common Stock having a par value of $0.10 per share.

The designations, voting powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions of the above classes of stock are as follows:

A.	Preferred Stock.

The Board of Directors is expressly authorized, from time to time, (1) to fix the number of shares of one or more series of Preferred Stock; (2) to determine the designation of any such series; (3) to determine or alter, without limitation or restriction, the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock; and (4) within the limits or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

B.	Common Stock.

(i) Subject to the preferential rights of the Preferred Stock, the holders of the Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

(ii) In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the corporation, after distribution in full of the preferential amount to be distributed to the holders of shares of the Preferred Stock, holders of the Common Stock shall be entitled to receive all the remaining assets of the corporation of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of Common Stock held by them respectively. A consolidation, merger or reorganization of the corporation with any other corporation or corporations, or a sale of all or substantially all of the assets of the corporation, shall not be considered a dissolution, liquidation or winding up of the corporation within the meaning of these provisions.

(iii) Except as may be otherwise required by law, each share of Common Stock shall entitle the holder to one vote in respect of each matter voted by the stockholders.

B-1

APPENDIX C

Charter of the Audit Committee of the Board of Directors

Pinnacle Entertainment, Inc.

Charter for Audit Committee

(effective as of May 4, 2004)

ARTICLE I

PURPOSE

The purpose of the Committee is to (1) assist Board of Directors (the “Board”) oversight of (a) the integrity of the Corporation’s financial statements, (b) the Corporation’s compliance with legal and regulatory requirements, (c) the Corporation’s independent auditors’ qualifications and independence and (d) the performance of the Corporation’s internal audit function and independent auditors, (2) prepare the audit committee report required by the Securities and Exchange Commission (the “SEC”) to be included in the Corporation’s annual proxy statement, and (3) perform such other duties and obligations of audit committees under applicable law and regulation.

ARTICLE II

COMPOSITION

The Committee shall consist of at least three directors, each of whom shall be determined by the Board to meet the independence requirements of the New York Stock Exchange, Inc. (“NYSE”), the SEC and any other applicable law applicable to audit committee members. All members shall meet the NYSE’s financial literacy requirements and at least one member shall either be an “audit committee financial expert” as such term is defined in applicable SEC rules or have accounting or financing management expertise. A Committee member may not serve on the audit committee of more than two additional public companies other than the Corporation.

The members of the Committee shall be appointed by the Board based on the recommendation of the corporate governance and nominating committee. The members may be removed from the Committee by the Board. The Board shall appoint the Chair of the Committee. If the Board fails to appoint a Chair, the members of the Committee shall elect a Chair by majority vote.

The Committee may, to the extent permitted by applicable laws and regulations, form and delegate any of its responsibilities to a subcommittee so long as such subcommittee consists of at least two members of the Committee.

ARTICLE III

FUNCTIONS

The Committee is authorized to carry out its responsibilities and functions and other responsibilities assigned to it by the Board from time to time, and to take any action reasonably related to the mandate of this Charter. Subject to any restrictions set forth in the Corporation’s Certificate of Incorporation and Bylaws and applicable law, the Committee shall have all power and authority necessary or appropriate to carry out its purposes and responsibilities, including the resources and authority to retain outside separate counsel or other experts or consultants, as it deems appropriate.

While the Committee has certain authority and oversight responsibilities under this Charter, management is responsible for preparing the Corporation’s financial statements and for their accuracy and the Corporation’s independent auditors are responsible for auditing and reviewing those financial statements. It is not the responsibility of the Committee to plan or conduct audits. In the absence of their possession of reason to believe that such reliance is unwarranted, the members of the Committee may rely without independent verification on the information provided to them and on the representations made by the Corporation’s management and the Corporation’s independent auditors. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations that the audits of the Corporation’s financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Corporation’s independent auditors are in fact “independent.”

Additionally, the Committee recognizes that financial management, as well as the Corporation’s independent auditors, have more time, knowledge and more detailed information concerning the Corporation than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation’s financial statements or any professional certification as to work of the Corporation’s independent auditors. Further, auditing literature, particularly Statement of Auditing Standards No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as applied to the Committee in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

The principal responsibilities and functions of the Committee are set forth below.

A	Independent Auditors

1.	Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by the Corporation (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. The independent auditors shall report directly to the Committee.

2.	Pre-approve all audit and permissible non-audit services to be performed for the Corporation by a registered public accounting firm in accordance with the provisions of § 10A(i) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

3.	Review and discuss with the independent auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters, and any reports of the independent auditors with respect to interim periods.

4.	At least annually, discuss with the independent auditors their independence and receive each of the following in writing:

(a)	Disclosure of all relationships between the auditors and their related entities and the Corporation and its related entities that in the auditors’ professional judgment may reasonably be thought to bear on independence, consistent with Independence Standards Board Standard No. 1, as may be modified or supplemented;

(b)	Discuss with the Corporation’s independent auditors any relationships or services disclosed by the independent auditors that may impact the objectivity and independence of the independent auditors and take, or recommend that the Board take, appropriate action to oversee the independent auditors’ independence; and

(c)	Confirmation that, in the auditors’ professional judgment, the independent auditors are independent of the Corporation within the meaning of the federal securities laws.

5.	At least annually, obtain and review a report by the independent auditors describing (a) the independent auditors’ internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with such issues; and (c) all relationships between the independent auditors (which may be set forth in the disclosures required in Section III.A.4 above).

6.	Set clear hiring policies for the employment of employees or former employees of the Corporation’s independent auditors.

7.	At least annually, evaluate the independent auditors’ qualifications, performance and independence, including a review and evaluation of the lead partner of the independent auditors, and present its conclusions to the Board. The Committee shall present its conclusions with respect to the independent auditors to the full Board.

B	Financial Statements

1.	Review and discuss the Corporation’s audited financial statements and quarterly financial statements with the Corporation’s independent auditors and management, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

2.	Review and discuss with management and the independent auditors any transactions or courses of dealing with parties related to the Corporation which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Corporation’s financial statements.

3.	Review and discuss with management and the independent auditors the accounting policies that may be viewed as critical, any significant changes in the Corporation’s accounting policies and any accounting or financial reporting proposals that may have a significant impact on the Corporation’s financial reports. Inquire about the Corporation’s independent auditors’ views about management’s choices among alternative accounting principles and the quality of the Corporation’s accounting principles as applied in its financial reporting.

4.	Review and discuss with management and the independent auditors any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Corporation with entities of which the Committee is made aware whose accounts are not consolidated in the financial statements of the Corporation and that may have a material current or future effect on the Corporation’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

5.	Review and recommend action with respect to the results of each independent audit of the Corporation’s financial statements, including problems encountered in connection with such audit and recommendations of the independent auditors arising as a result of such audit.

6.	Based on (a) its review and discussions with management of the Corporation’s audited financial statements, (b) its discussion with the independent auditors of the matters to be communicated pursuant to SAS 61 and (c) the written disclosures from the Corporation’s independent auditors regarding independence, recommend to the Board whether the Corporation’s audited financial statements should be included in the Corporation’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

7.	Discuss the Corporation’s earnings releases, as well as financial information and earnings guidance communicated to the financial community. The Committee may discuss this generally

(i.e. discussion of the types of information to be disclosed and the type of presentation to be made) and need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance.

C	Internal Accounting

1.	Review with the Corporation’s independent auditors and financial management the adequacy and effectiveness of the Corporation’s system of disclosure controls and procedures and internal controls over financial reporting and the related findings and recommendations of the Corporation’s independent auditors together with management’s responses.

2.	Prior to the Corporation’s filing of any Quarterly Report on Form 10-Q (“10-Q”) or Annual Report on Form 10-K (“10-K”), receive disclosures from the Corporation’s principal executive officer and principal financial officer with respect to the following (a) all significant deficiencies in the design or operation of internal controls over financial reporting which could adversely affect the Corporation’s ability to record, process, summarize and report financial data; (b) all material weaknesses in internal controls identified by such officers to the Corporation’s independent auditors; and (c) any fraud, whether material or not material, that involves management of the Corporation or other employees who have a significant role in the Corporation’s internal controls over financial reporting.

3.	Obtain the attestation and report of the Corporation’s independent auditors on the assessment made by the Corporation’s management in the 10-Q or 10-K of the effectiveness of the Corporation’s internal control structure and procedures for financial reporting.

4.	Meet separately, periodically, with the Corporation’s internal auditors.

D	Management and Employee Conduct Policies

1.	Review on an ongoing basis and approve or disapprove all related party transactions that are required to be disclosed by Item 404 of Regulation S-K.

2.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

3.	Receive any report required to be made by the Corporation’s attorneys pursuant to the standards adopted by the SEC for the professional conduct of attorneys appearing and practicing before the SEC.

E	Other

1.	Prepare an audit committee report for inclusion in the Corporation’s annual proxy statement in accordance with the rules promulgated by the SEC.

2.	Review with the Board, among other matters, any issues that it judges to be material that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the Corporation’s independent auditors and the performance of the internal audit function.

3.	Discuss guidelines and policies to govern the process by which the CEO and senior management assess and manage the Corporation’s exposure to risk.

4.	At least annually, (a) conduct a self-evaluation of the performance of the Committee.

5.	Perform such other duties and obligations as audit committees are required to perform under applicable law and the rules of the NYSE as in effect from time to time.

6.	The Committee shall report regularly to the Board.

PROXY

PINNACLE ENTERTAINMENT, INC.

PROXY FOR 2005 ANNUAL MEETING OF STOCKHOLDERS

May 3, 2005

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Pinnacle Entertainment, Inc. (the “Company”) and the accompanying Proxy Statement relating to the above-referenced Annual Meeting, and hereby appoints Daniel R. Lee and John A. Godfrey, or either of them, with full power of substitution in each, as attorneys and proxies of the undersigned.

Said proxies are hereby given authority to vote all shares of common stock of the Company which the undersigned may be entitled to vote at the 2005 Annual Meeting of Stockholders of the Company, and at any and all adjournments or postponements thereof on behalf of the undersigned on the matters set forth on the reverse side hereof and in the manner designated thereon.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THIS PROXY. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED AS DIRECTORS OF THE COMPANY, “FOR” APPROVAL OF THE COMPANY’S 2005 EQUITY AND PERFORMANCE INCENTIVE PLAN AND “FOR” APPROVAL AND ADOPTION OF THE CHARTER AMENDMENT.

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

PINNACLE ENTERTAINMENT, INC.

May 3, 2005

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Electionof Eight Directors:			FOR	AGAINST	ABSTAIN

☐	FOR ALL NOMINEES	NOMINEES:	2. Approval of the Company’s 2005 Equity and Performance Incentive Plan	☐	☐	☐
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O Daniel R. Lee O John V. Giovenco O Richard J. Goeglein O Bruce A. Leslie O James L. Martineau O Michael Ornest O Timothy J. Parrott O Lynn P. Reitnouer	3. Approval and adoption of the Charter Amendment	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, THE PROXIES ARE AUTHORIZED TO VOTE “FOR” THE ELECTION OF THE ABOVE-LISTED NOMINEES OR SUCH SUBSTITUTE NOMINEE(S) FOR DIRECTORS AS THE BOARD OF DIRECTORS OF THE COMPANY SHALL SELECT, “FOR” APPROVAL OF THE COMPANY’S 2005 EQUITY AND PERFORMANCE INCENTIVE PLAN AND “FOR” APPROVAL AND ADOPTION OF THE CHARTER AMENDMENT. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF PRIOR TO FEBRUARY 3, 2005.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please date and sign exactly as your name(s) appear on this proxy card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. When signing as attorney, executor, administrator, trustee or guardian, please sign in your official capacity and give your full title as such. If a partnership, please sign in the partnership name by an authorized person.